UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through October 31, 2021

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Global Dynamic Income Fund (CHW)

Annual REPORT October 31, 2021

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CALAMOS CLOSED-END FUNDS

Innovative Solutions for the Search for Income

About Calamos Investments:

•Our experience as an innovator in dynamically allocated closed-end funds extends back to 2002.

•Calamos total-return and enhanced-fixed-income funds can meet a range of investor needs.

•Our funds offer competitive distributions through a multi-asset-class approach and strategies that have been less dependent on interest rates.

•Distribution policies seek to provide steady monthly income.

•We currently manage more than $7.8 billion in seven closed-end funds as of October 31, 2021.

For more information about any Calamos closed-end funds, we encourage you to contact your investment professional or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Maximizing Investment with an Automatic Dividend Reinvestment Plan

Calamos is committed to helping shareholders maximize the opportunities of our closed-end funds. The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund. If shares are trading at a premium to NAV, you will purchase shares at lower-than-market price. For more information, please see page 66.

Letter to Shareholders

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   1

John P. calamos, sr.

Founder, Chairman,
and Global Chief
Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2021. In this report you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Global Dynamic Income Fund (CHW).

Market Review

During the annual period, the global economy continued on its recovery trajectory, supported by Covid-19 vaccination progress, reopening activity, strong corporate earnings and consumer activity, and accommodative monetary policy. Equities and convertible securities posted robust returns, with US markets leading. In fixed-income markets, high-yield bonds also advanced at a brisk clip, outpacing investment-grade issues.*

However, markets were choppy and rotational. Market turbulence increased during the second half of the period as economic recovery showed signs of moderating to a more sustainable pace. Although economic and company fundamentals remained strong, investors grappled with a challenging newsfeed. Inflation pressures intensified, supply chain disruptions persisted, and oil and other energy-related commodity prices soared. Meanwhile, anxiety around the Covid-19 delta variant temporarily dampened optimism about vaccination efforts. Fiscal policy uncertainty deepened in the United States as politicians debated additional stimulus, taxes, regulations, the debt ceiling, and a massive infrastructure plan.

Investor apprehension about interest rates and monetary policy also increased, particularly after the Federal Reserve announced in September that it would soon taper its asset purchase program and indicated it could begin raising short-term interest rates by late 2022. In the wake of this development, the yield of the 10-year Treasury bond spiked upward and closed the period nearly double where it started.

Letter to Shareholders

2   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CHW is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

While yield in the marketplace has been hard to come by, CHW distributed $0.0700 per share In each month of the period, resulting in a current annualized distribution rate of 8.08%* of market price and 8.28% on NAV as of October 31, 2021.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of October 31, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.33%. The dividend yield of the ICE BofA All US Convertibles Index was 1.67%. Yields also were low within the US government bond market, with the 10-year US Treasury yielding 1.55%. And the ICE BofA US High Yield Index was yielding 4.36%, all well behind CHW’s distribution rate.

Outlook

As our teams will discuss in greater detail in the commentaries that follow, we see many opportunities across asset classes. However, this is not a period when “a rising tide will lift all boats.” A unique set of crosscurrents is shaping the markets as new growth themes emerge. There will be winners and losers as the world continues through a period of accelerated disruption and complex transitions.

Individual security selection will be especially important during this phase of the economic cycle. We expect saw-toothed and rotational markets to persist given the uncertainties surrounding inflation, interest rates and the pace of economic expansion. We are closely monitoring fiscal policy and remain attuned to the far-reaching impacts that spending, regulations and taxes may have on households, small businesses, large corporations and the economy as a whole.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/21 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0700 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains, and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   3

In this environment, we believe market conditions will favor active managers who can respond to evolving conditions quickly and with a long-term perspective. Our teams use short-term sell-offs as opportunities to purchase attractive securities, with the goal of continually improving the risk and return characteristics of the Funds.

We encourage investors to maintain a similar long-term perspective and to avoid getting caught up in a single headline or data point. It’s important to remember that every cycle is different. Rising inflation and slowing growth have historically set the stage for “stagflation,” but this cycle is like no other. The global economy is in the midst of an extraordinary recovery period, and a moderation of economic growth from peak levels should come as no surprise. Additionally, although inflation may not be as “transitory” as we once thought it would be, we do not believe inflation data is signaling an imminent end to the recovery.

There are many positive factors that can sustain economic expansion. Vaccination efforts continue around the world, and promising results for emerging treatments are welcome news. Although we can never rule out a policy mistake, we expect the Federal Reserve to pursue a gradual course with the goal of supporting economic growth. The most recent round of corporate earnings announcements has included many upside surprises, corporate revenues are strong, and profit margins are improving. Inflation does not appear to have eroded pricing power for many businesses, which bodes well for earnings growth. Meanwhile, US unemployment numbers continue to drop, wages are rising, and many households have healthy savings and low debt. We are seeing encouraging data from other economies outside the United States, which can help set the stage for a more synchronized global recovery.

Asset Allocation Considerations

Although it is important to maintain long-term focus and avoid making short-term moves to try to time the markets, periodic asset allocation assessments help ensure your portfolio is aligned with evolving opportunities and your personal circumstances. Given the many crosscurrents in the markets, you may find that you need to rebalance your asset allocation to best address your financial goals.

There’s never a “perfect” time to invest—volatility is always a part of the investing landscape. However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. We believe that CHW’s multi-asset-class approach will continue to provide advantages for investors who seek income as part of a total-return approach. In addition to global equities, the Fund provides access to our decades of experience using convertible securities to pursue enhanced risk/reward. Convertible securities are hybrid instruments that blend stock and fixed-income characteristics. With active management, they can provide an attractive way to pursue stock market upside with potentially less exposure to the downside.

Letter to Shareholders

4   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Additionally, convertible securities have historically outperformed traditional bonds when interest rates rise, which makes them an especially attractive choice in the current environment.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

On behalf of all of us at Calamos Investments, thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals. I invite you to visit our website, www.calamos.com, for ongoing updates about the markets and thought leadership from our teams. We also provide information about asset allocation strategies for investors seeking income, capital appreciation, or both.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman, and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the 12 months ended October 31, 2021: The S&P 500 Index, a measure of the US stock market, returned 42.91%. The MSCI All Country World Index, a measure of global stock market performance, returned 37.86%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 17.33%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned 32.95%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned 22.18%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 10.53%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -0.48%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in US markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in US markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed-income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both US and non-US markets

Calamos Long/Short Equity & Dynamic Income Trust

(Ticker: CPZ)

Invests in a globally diversified long/short portfolio of equity securities as well as globally diversified income-producing securities

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Additional Information About the Fund

6   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

GROWTH OF $10,000: for the 10-year period ended 10/31/21

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/21

	1 YEAR	5 YEARS	SINCE INCEPTION
Calamos Global Dynamic Income Fund
Market Value	45.01%	19.19%	13.63%
NAV	37.46	15.55	11.55
40%ACWI(NR)-30%RefinitivGlblCv-30%BBGUSHY2%Cap Index	24.38	11.66	9.40
MSCI ACWI Index (Net)	37.28	14.72	11.32
Refinitive Global Convertible Bond Index	22.18	12.45	9.04
Bloomberg US Corp HY 2% Issuer Capped Index	10.53	6.38	6.78

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 40%ACWI(NR)-30%RefinitivGlblCv-30%BBGHY2%Cap Index is blended from 40% - MSCI ACWI Index (MXWD), 30% - Refinitive Global Convertible Bond Index and 30% - Bloomberg US Corporate High Yield 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Additional Information About the Fund

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   7

Senior Securities

The following table sets forth information regarding the Fund’s outstanding bank loans, and MRP Shares as of the end of each of the Fund’s last ten fiscal years, as applicable. The information in the table shown below comes from the Fund’s financial statements for the fiscal year ended October 31, 2021, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm.

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage		Liquidating Preference per Preferred Share(c)	Average Market Value per Preferred Share		Type of Senior Security
October 31, 2021	$206,500,000	$4,288	(a)	—	—		Loan
October 31, 2021	$70,000,000	316	(b)	25	25	(d)	MRPS
October 31, 2020	$153,250,000	4,534	(a)	—	—		Loan
October 31, 2020	$65,000,000	267	(b)	25	25	(d)	MRPS
October 31, 2019	$174,500,000	4,056	(a)	—	—		Loan
October 31, 2019	$65,000,000	272	(b)	25	25	(d)	MRPS
October 31, 2018	$204,000,000	3,632	(a)	—	—		Loan
October 31, 2018	$65,000,000	285	(b)	25	25	(d)	MRPS
October 31, 2017	$160,000,000	4,802	(a)	—	—		Loan
October 31, 2017	$65,000,000	295	(b)	25	25	(d)	MRPS
October 31, 2016	$196,000,000	3,457	(a)	—	—		Loan
October 31, 2015	$230,000,000	3,346	(a)	—	—		Loan
October 31, 2014	$224,400,000	3,529	(a)	—	—		Loan
October 31, 2013	$230,000,000	3,578	(a)	—	—		Loan
October 31, 2012	$201,000,000	3,737	(a)	—	—		Loan

(a)Calculated by subtracting the Fund's total liabilities (not including notes payable and MRPS) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)"Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Additional Information About the Fund

8   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2021, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2021. As of October 31, 2021, the Fund had utilized $207 million of the $265 million available under the SSB Agreement ($59 million of borrowings outstanding, and $148 million in structural leverage consisting of collateral received from SSB in connection with securities on loan), representing 23.3% of the Fund’s managed assets as of that date, and had $70 million of MRP Shares outstanding, representing 7.9% of the Fund’s managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 31.2% of the Fund’s managed assets.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shareholders
Management Fee(3)	1.44%
Interest Payments on Borrowed Funds(4)	0.21%
Preferred Stock Dividend Payments(5)	0.47%
Other Expenses(6)	0.15%
Total Annual Expenses	2.27%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 2.27% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders(7)	$23	$71	$122	$260

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan.”

(3)The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.44% of the Fund’s average weekly net assets as of October 31, 2021 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(4)Reflects interest expense paid on $40 million in average borrowings under the SSB Agreement, plus $156 million in additional average structural leverage related to certain securities lending programs, as described under “Leverage.”

(5)Reflects estimated dividend expense on $70 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See “Leverage.”

(6)“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

(7)The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Additional Information About the Fund

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   9

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See “Net Asset Value” for information as to the determination of our NAV.

Quarter Ended	Market Price(1)		Net Asset Value at Quarter End(2)	Premium/ (Discount) to Net Asset Value(3)
	High	Low		High	Low
January 31, 2019	$8.04	$6.18	$7.89	-2.55%	-13.20%
April 30, 2019	$8.35	$7.64	$8.29	1.21%	-1.80%
July 31, 2019	$8.38	$7.65	$8.14	1.82%	-2.30%
October 31, 2019	$8.14	$7.60	$7.90	2.65%	-1.68%
January 31, 2020	$8.77	$8.20	$8.15	5.79%	2.50%
April 30, 2020	$9.01	$4.14	$6.76	6.88%	-22.33%
July 31, 2020	$8.00	$6.25	$8.05	-2.08%	-4.87%
October 31, 2020	$8.93	$7.80	$8.03	1.48%	-2.86%
January 31, 2021	$9.91	$7.85	$9.71	-2.46%	-2.97%
April 30, 2021	$10.90	$9.69	$10.02	9.00%	-2.32%
July 31, 2021	$11.23	$10.12	$9.85	12.75%	3.48%
October 31, 2021	$11.17	$9.48	$10.14	12.15%	-1.04%

Source: Fund Accounting Records

(1)Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

Investment Team Discussion

10   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

TOTAL RETURN* AS OF 10/31/21

Common Shares – Inception 6/27/07
	1 Year	Since Inception**
On Market Price	45.01%	7.62%
On NAV	37.46%	7.78%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	22.8%
Consumer Discretionary	16.4
Financials	14.7
Communication Services	12.5
Industrials	8.7
Health Care	8.0
Energy	4.7
Consumer Staples	4.1
Materials	4.1
Utilities	1.3
Real Estate	0.9
Other	0.9
Airlines	0.3

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Global DYNAMIC INCOME Fund (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We take a highly flexible approach and can invest in equities, convertible securities and high-yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed-income funds. The allocation to each asset class and strategy is dynamic, and it reflects our view of the economic landscape and the potential of individual securities. By combining asset classes and strategies, we believe we are well positioned to generate income and capital gains. The broad range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. For the period, our exposure to the equity markets was beneficial to the Fund's overall performance.

We invest in both US and non-US companies, with at least 40% of assets invested in non-US companies. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable growth prospects. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the annual period?

The Fund returned 37.46% on a net asset value (NAV) basis and 45.01% on a market price basis for the 12 months ended October 31, 2021 ("annual period"), versus a return of 24.38% for a Comparator Index comprising 40% MSCI ACWI Index, 30% Refinitiv Global Convertible Bond Index and 30% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the annual period, the Fund’s shares traded at a 2.47% premium to NAV.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where factors other than the underlying securities' value may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we believe NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Investment Team Discussion

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   11

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0700 per share, which resulted in a current annualized distribution rate of 8.08% of market price as of October 31, 2021.

The Fund had no return of capital associated with distributions in 2020, nor are there any estimated return of capital components in distributions paid in fiscal year 2021.

We believe both the Fund’s distribution rate and level remained attractive and competitive because low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.33%. Yields were also low within the US government bond market, with the 10-year US Treasury yielding 1.55%.

What factors influenced performance over the annual period?

The Fund can invest in a range of strategies including convertible securities, high-yield, US equities, international equities, and convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to maintain our exposure to the equity markets through our convertible holdings, which allowed us to participate in the general upward trajectory of equities. Broad improvements in both domestic and global equity and fixed-income markets contributed to the Fund’s strong performance over the period. Good valuations in the stock relative to the NAV earlier in the period enhanced price performance, which served as an enticement to many investors.

Global stocks advanced over the annual period as markets reflected the economic recovery and Covid vaccination progress, while confronting the impact of supply-chain disruptions and rising inflation. As measured by the MSCI ACWI Index (NR), the global stock market returned 37.28% during the period. The Fund generated strong returns over the year due to a combination of leading security selection and favorable sector positioning. Many of the Fund’s holdings in global companies with advantaged business models performed well, and its positioning benefited from a blend of secular growth and cyclical opportunities.

ASSET ALLOCATION AS OF 10/31/21

Investment Team Discussion

12   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Given our relatively low financing costs over the period, our use of leverage was markedly accretive to our returns because our reinvestment rate far surpassed that of the associated costs.

The portfolio outperformed that of the Comparator Index during the period. Our overweight in equities and convertible securities and an underweight in credit were beneficial to returns, given the strong performance of equities relative to bonds during the period.

Selection and an overweight in the financials sector, notably in diversified banks, were helpful to returns relative to the Comparator Index. In addition, an overweight and selections in the semiconductor industry of the information technology sector were helpful to returns.

Conversely, selections in the consumer discretionary sector, namely selections in the specialty stores industry, were detrimental to returns relative to the Comparator Index. Selection in the materials sector, namely an overweight in gold was detrimental to returns.

From a country perspective, our selection and overweight in the Netherlands were beneficial to performance. Conversely, our selection in China was not helpful relative to the Comparator Index.

How is the Fund positioned?

Technology, consumer discretionary, financials, health care and communication services are the largest sector weights in the Fund. We hold key positions within industries such as semiconductors, diversified banks, internet retail, interactive media & services, systems software, and life sciences tools. We hold selective weights in materials and energy, with holdings in companies positioned to benefit from strong global demand and higher commodity prices. We are underweight in more defensive sectors including utilities, real estate, consumer staples and traditional telecoms that reflect relative valuations and growth potential.

From a geographic perspective, we own a set of secular growth businesses and cyclical opportunities in the US, with its positive economic backdrop and wider set of opportunities. In Europe, we own a diversified set of holdings with a blend of end markets and business types. Positioning is largely in global secular demand areas and in cyclical opportunities leveraged to recovery. We own positions in emerging markets in key demand areas such as semiconductors, branded apparel, health care and higher-quality banks.

As we continue to see selective growth potential regarding the global economy, we favor quality growth companies—with higher quality balance sheets, strong brands, free cash flows and experienced management—that are hardened to withstand market volatility. We also see opportunities in selective cyclical stocks that are poised to rebound strongly in the wake of the pandemic. We seek to invest in businesses that will benefit from increased capital spending in technologies, the global infrastructure build-out, US consumer optimism and spending power, and improving employment levels. We favor financials because we expect them to benefit from the borrowing demands of US and global consumers, as they purchase goods to satisfy pent-up demand. We expect our positioning to benefit in the future as more companies seek solutions to enhance and improve productivity and business performance in a post-pandemic environment.

The average credit quality of the portfolio (BB) is higher than that of the Credit Suisse High Yield Index. This is typical for the Fund because our credit process tends to guide

Investment Team Discussion

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   13

us away from the most speculative corporate securities. However, we recognize that opportunities are available for lower-credit securities to enhance performance.

We are cognizant of the concerns of rising interest rates and inflation. Although the Fund invests primarily in equities, the weighted-average duration of the bonds in our portfolio was only 2.8 years as of October 31, 2021. This relatively low-duration average is expected to mitigate portfolio volatility that fixed-income securities might incur in a rising-rate environment.

We believe this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Over the period, our use of leverage enjoyed a favorable reinvestment dynamic. As of October 31, 2021, our proportion of leveraged assets was approximately 31%.

What are your closing thoughts for Fund shareholders?

Given our outlook for a near-term period of improved corporate earnings, we are favoring quality growth companies and certain cyclical stocks that are poised to perform as the pandemic ebbs. Favorable factors within the US include solid job creation, relatively low interest rates, increased consumer and corporate confidence, and accommodative fiscal and monetary policies.

Global stocks continue to navigate a range of shifting crosscurrents. We are analyzing the global recovery and many aspects of economic activity, alongside policy actions and the path of corporate earnings. Global monetary policy remains supportive overall, whereas multiple central banks have edged toward a less-accommodative stance. We see many opportunities in global stocks that are reflective of strong earnings and substantial progress in global vaccine rollouts and reopenings. Despite these potential tailwinds, we are mindful that markets will experience volatility, and we remain closely attuned to risks.

In terms of Fund positioning, we favor a blend of investments in secular growth areas and increased opportunities with cyclical characteristics, including those well positioned for reopening and economic recovery. We favor investments in companies with advantaged business models, healthy balance sheets and the ability to compound growth over the medium to longer-term period. From thematic and sector perspectives, we see opportunities in technology, consumer discretionary, financials and health care with competitive advantages while targeting critical demand areas. Our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in global markets.

We believe fiscal and monetary policy is likely to remain an important factor regarding the impact of rate hikes on corporate debt refinancing. Geopolitical concerns will be a factor that may add to market volatility. Our exposure to convertible bonds, approximately 30% as of October 31, 2021, should allow us to participate in the improvement in equities on a risk-managed basis while not incurring the volatility of longer-duration bonds in a rising-rate environment.

In our view, equities continue to offer compelling risk/reward characteristics as we seek companies with attractively valued fundamentals and earnings expansion post-pandemic. With increased volatility, active management is imperative to both manage risk and optimize opportunities.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

14   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Fund’s Investment Objective, Principal INVESTMENT Strategies and Principal Risks

Investment Objective

The Fund’s investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund may also use other income-producing strategies, including options, swaps and other derivative instruments, for both investment and hedging purposes. The Fund, under normal circumstances, invests at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund seeks to maintain a balanced approach to geographic portfolio diversification. The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers.

The Fund uses a number of investment strategies to achieve its objectives and invests in a wide variety of financial instruments. These instruments include global convertible, exchangeable instruments, as well as “synthetic” convertible instruments. The Fund also invests in global equities or equity-linked securities with high income potential. From time to time, the Fund invests in Rule 144A securities, foreign exchange contracts or securities with imbedded foreign exchange hedges, and high yield bonds of companies rated BB or lower.

In general, the Fund seeks out companies with a long-term track record of high dividend payout consistent with dividend growth. In certain circumstances, the Fund may invest in underlying companies it believes have substantial prospects for price appreciation even if the there is little or no dividend growth potential. From time to time, the Fund may sell index options or single stock options (either listed or “over the counter”) to enhance the overall yield of the Fund or, in the opinion of the Adviser, reduce portfolio volatility. The Fund may purchase options to hedge or engage in other hedging activities including the purchase or sale of futures, swaps or options on equities, indices, currencies, interest rates or credits.

The Fund does not seek to maintain any target allocation among asset classes and, at any time, its allocation among asset classes may vary significantly over time as the portfolio is actively managed.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund’s portfolio and (ii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE, which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company (“SSB Agreement”) that allows the Fund to borrow up to $265 million and (ii) through the issuance of five series of Mandatory Redeemable Preferred Shares (“MRPS” or “MRP Shares”) with an aggregate liquidation preference of $91.5 million.

Principal Risks

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate

Calamos Global Dynamic Income Fund (CHW) (unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   15

income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment- grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets.

Foreign Securities Risk. Investments in non-US issuers may involve unique risks compared to investing in securities of US issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-US investments in one region or in the securities of emerging market issuers. These risks may include:

•less information may be available about non-US issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-US markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•the difficulty in obtaining or enforcing a court judgment in non-US countries;

•restrictions on foreign investments in non-US jurisdictions;

•difficulties in effecting the repatriation of capital invested in non-US countries;

•withholding and other non-US taxes may decrease the Fund’s return;

•the ability for the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries;

•often limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Commission, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the US or have substantial assets in the US In this case, such a “foreign issuer” may be subject to the market conditions in the US to a greater extent than it may be subject to the market conditions in the country of its organization.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

16   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund’s prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non- convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value (“NAV”) to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk, liquidity risk, interest rate risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used.

Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   17

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All call options sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (“COVID-19”) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of this coronavirus and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

18   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

While the extreme volatility and disruption that US and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom negotiated its future relationship with the EU. On January 1, 2021, the EU UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament has already ratified the agreement, but the agreement will continue to be applied provisionally until it is formally ratified by the EU Parliament. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how the EU UK Trade and Cooperation Agreement will proceed, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the US and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets.

Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the US economy or any foreign economy.

Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. Common shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by

Calamos Global Dynamic Income Fund (CHW) (unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   19

factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above the Fund’s NAV, or below or above the public offering price for the common shares.

Leverage Risk. The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2021, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act and the Fund’s policies.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility in the NAV and market price of the Fund’s common shares;

•fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board of Trustees reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board of Trustees reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

20   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage through those means would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Effects of Leverage. The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $265 million. As of October 31, 2021, the Fund had utilized $207 million of the $265 million available under the SSB Agreement ($59 million of borrowings outstanding, and $148 million in structural leverage consisting of collateral received from State Street Bank and Trust Company in connection with securities on loan), representing 23.3% of the Fund’s managed assets as of that date, and had $70 million of MRP Shares outstanding, representing 7.9% of the Fund’s managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 31.2% of the Fund’s managed assets. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR* plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.80%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2021, the interest rate charged under the SSB Agreement was 0.87%. “Net income” payments related to cash collateral in connection with securities lending were 0.44% of the borrowed amount on an annualized basis as of that date, although this amount can vary based on changes in underlying interest rates.

The Fund’s MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund’s prospectus): 3.70% for Series A MRP Shares, 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2021, the Fund’s portfolio would need to experience an annual return of 0.44% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares, including the MRP Shares, or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies for the preferred shares or short-term debt instruments issued by the Fund. These guidelines

*Effective January 1, 2022, the reference rate will change from Overnight LIBOR to the Overnight Bank Financing Rate (OBFR).

Calamos Global Dynamic Income Fund (CHW) (unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   21

and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us (and utilized on October 31, 2021). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(15.14)%	(7.89)%	(0.64)%	6.61%	13.86%

(1)Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2021 of 0.87%, and dividend expense on the MRP Shares.

Reduction of Leverage Risk. We have previously taken, and may in the future take, action to reduce the amount of leverage employed by the Fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best interests of the Fund, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Interest Rate Risk. In addition to the risks described above, debt securities, including high yield securities, are subject to certain risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full and reduce the value of the security. This is known as extension risk;

•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares; and

•the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board raises interest rates, there is a risk that interest rates across the financial system may rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The LIBOR administrator recently announced that most US Dollar LIBOR tenors will no longer be published after June 30, 2023, an extension of the original cessation date, which was slated for the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the US dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests can be difficult to ascertain.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

22   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Geographic Focus Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund focuses its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the US markets are traded as ADRs. US depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a US exchange, the risks inherently associated with foreign investing still apply to ADRs.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund’s dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from

Calamos Global Dynamic Income Fund (CHW) (unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   23

maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. As the value of a security changes over time, so will its duration.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Liquidity Risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable). Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued by the Board of Trustees, in which case Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Decline in Net Asset Value Risk. A material decline in the Fund’s NAV may impair our ability to maintain required levels of asset coverage for outstanding borrowings or any debt securities or preferred shares.

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

24   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   25

Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Non-US Government Obligation Risk. An investment in debt obligations of non-US governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-US issuer of the sovereign debt or the non-US governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of US issuers.

US Government Security Risk. Some securities issued by US Government agencies or government sponsored enterprises are not backed by the full faith and credit of the US and may only be supported by the right of the agency or enterprise to borrow from the US Treasury. There can be no assurance that the US Government will always provide financial support to those agencies or enterprises.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board of Trustees, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended and changes in the tax laws and regulations, all of which may apply with retroactive effect.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact our financial condition.

Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations, including conflicts that relate to the fees and expenses of the Fund.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Fund’s income. Because the adviser may wish to invest in the publicly-traded securities of an obligor,

Calamos Global Dynamic Income Fund (CHW) (unaudited)

26   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

“Covenant-Lite” Loans Risk. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Short Selling Risk. The Fund will engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will underperform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Calamos Global Dynamic Income Fund (CHW) (unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   27

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.

Convertible Hedging/Short Sales Risk. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. If the market price of the common stock issuable upon exercise of a convertible security increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund’s increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund’s gain on the short position. The use of short sales could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Schedule of Investments October 31, 2021

28 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (13.5%)
Airlines (0.4%)
369,418	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	$372,543
66,666	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	68,175
239,619	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	266,241
168,097	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	189,473
97,000	American Airlines 2021-1 Class B Pass Through Trust 3.950%, 01/11/32	97,239
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
169,000	5.500%, 04/20/26	177,327
56,000	5.750%, 04/20/29	60,333
250,000	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	252,780
204,731	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	240,744
81,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	90,758
93,222	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	95,710
191,212	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	195,858
126,306	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	125,394
		2,232,575

Communication Services (1.4%)
250,000	Altice France SA* 5.500%, 10/15/29	245,302
110,000	APi Escrow Corp.* 4.750%, 10/15/29	112,581
405,000	Arrow Bidco, LLC* 9.500%, 03/15/24	413,837
265,000	Ashtead Capital, Inc.* 4.000%, 05/01/28	279,509
169,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	170,891
165,000	Brink’s Company* 5.500%, 07/15/25	173,271
195,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	208,055

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
410,000	5.500%, 04/15/27	$423,665
400,000	4.625%, 12/01/30	367,156
335,000	5.375%, 02/01/28	345,827
300,000	5.750%, 01/15/30	296,097
200,000	4.500%, 11/15/31	194,280
230,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	240,145
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
180,000	6.625%, 08/15/27	54,095
151,000	5.375%, 08/15/26	85,578
25,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	25,964
422,000	Embarq Corp. 7.995%, 06/01/36	467,091
	Entercom Media Corp.*^
113,000	6.750%, 03/31/29	112,166
100,000	6.500%, 05/01/27	100,653
132,000	Frontier Florida, LLC^& 6.860%, 02/01/28	141,838
330,000	Frontier North, Inc. 6.730%, 02/15/28	354,922
120,000	Gannett Holdings, LLC* 6.000%, 11/01/26	119,936
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
195,000	3.500%, 03/01/29	188,998
69,000	5.250%, 12/01/27	71,748
80,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	89,448
	Intelsat Jackson Holdings, SA@
170,000	9.750%, 07/15/25*	88,283
130,000	5.500%, 08/01/23	65,787
400,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	422,476
123,355	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	111,171
310,000	Lumen Technologies, Inc.* 4.000%, 02/15/27	311,507
109,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	105,955
190,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	193,834
200,000	Netflix, Inc.*^ 4.875%, 06/15/30	234,788
	Scripps Escrow II, Inc.*
111,000	3.875%, 01/15/29	111,058
56,000	5.375%, 01/15/31	55,023
420,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	429,110

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 29

PRINCIPAL AMOUNT		VALUE
111,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	$115,524
	Sirius XM Radio, Inc.*
165,000	4.000%, 07/15/28	166,310
110,000	3.125%, 09/01/26	110,361
54,000	3.875%, 09/01/31	51,959
170,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	178,265
215,000	Telecom Italia Capital, SA 6.000%, 09/30/34	239,433
305,000	United States Cellular Corp. 6.700%, 12/15/33	379,725
		8,653,622

Consumer Discretionary (2.2%)
230,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	244,400
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
204,000	6.625%, 01/15/28	217,168
136,000	4.625%, 08/01/29	135,854
54,000	4.625%, 04/01/30	53,421
67,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	70,799
	Bath & Body Works, Inc.
292,000	6.694%, 01/15/27	335,277
165,000	6.875%, 11/01/35	200,759
	Caesars Entertainment, Inc.*
136,000	4.625%, 10/15/29	136,985
112,000	8.125%, 07/01/27^	125,595
112,000	6.250%, 07/01/25	117,970
	Carnival Corp.*
112,000	10.500%, 02/01/26	130,197
56,000	7.625%, 03/01/26	59,078
260,000	Carriage Services, Inc.* 4.250%, 05/15/29	260,759
165,000	Carvana Company* 5.625%, 10/01/25	168,823
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
735,000	5.125%, 05/01/27	763,048
245,000	4.750%, 03/01/30	253,310
125,000	5.000%, 02/01/28^	130,103
110,000	4.250%, 02/01/31	109,644
80,000	4.250%, 01/15/34	77,714
207,000	Cedar Fair, LP^ 5.250%, 07/15/29	214,740
	Century Communities, Inc.
345,000	6.750%, 06/01/27	366,897
55,000	3.875%, 08/15/29*	54,983
	DISH DBS Corp.^
209,000	7.750%, 07/01/26	233,004
133,000	7.375%, 07/01/28	140,066

PRINCIPAL AMOUNT		VALUE
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	$204,556
163,000	Everi Holdings, Inc.* 5.000%, 07/15/29	167,145
140,000	Ford Motor Company 8.500%, 04/21/23	153,530
	Ford Motor Credit Company, LLC
350,000	4.063%, 11/01/24	368,035
350,000	4.000%, 11/13/30	365,732
315,000	4.134%, 08/04/25	333,317
315,000	3.664%, 09/08/24	327,411
	Gap, Inc.*
82,000	3.875%, 10/01/31	80,517
11,000	3.625%, 10/01/29	10,799
	goeasy, Ltd.*
380,000	5.375%, 12/01/24	391,130
208,000	4.375%, 05/01/26^	214,144
112,000	Goodyear Tire & Rubber Company* 5.000%, 07/15/29	118,225
106,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	106,081
221,000	Guitar Center, Inc.*& 8.500%, 01/15/26	236,664
345,000	International Game Technology, PLC* 6.250%, 01/15/27	389,132
	Liberty Interactive, LLC
220,000	8.250%, 02/01/30^	240,658
110,000	8.500%, 07/15/29	123,145
169,000	Life Time, Inc.*^ 8.000%, 04/15/26	177,663
	M/I Homes, Inc.
205,000	4.950%, 02/01/28	213,885
140,000	3.950%, 02/15/30*	138,419
	Macy’s Retail Holdings, LLC
230,000	6.700%, 07/15/34*	263,893
55,000	5.125%, 01/15/42	51,869
	Mattel, Inc.*
135,000	5.875%, 12/15/27	145,703
28,000	3.750%, 04/01/29^	29,117
260,000	Mclaren Finance, PLC* 7.500%, 08/01/26	260,486
260,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	262,460
244,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	252,477
252,000	Newell Brands, Inc. 4.700%, 04/01/26	276,220
108,000	Papa John’s International, Inc.* 3.875%, 09/15/29	105,837
250,000	Penn National Gaming, Inc.* 4.125%, 07/01/29	245,295

Schedule of Investments October 31, 2021

30 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
250,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	$255,123
553,000	Rite Aid Corp.* 8.000%, 11/15/26	559,354
	Royal Caribbean Cruises, Ltd.*
66,000	11.500%, 06/01/25	75,225
55,000	10.875%, 06/01/23	61,612
265,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*^ 4.625%, 03/01/29	267,949
135,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	135,485
345,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	352,694
207,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	227,948
54,000	Thor Industries, Inc.* 4.000%, 10/15/29	53,539
55,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	63,165
260,000	Vista Outdoor, Inc.*^ 4.500%, 03/15/29	260,582
295,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	293,944
55,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	56,899
		13,517,658

Consumer Staples (0.7%)
251,000	Central Garden & Pet Company* 4.125%, 04/30/31	252,704
	Edgewell Personal Care Company*
170,000	4.125%, 04/01/29	167,967
112,000	5.500%, 06/01/28	117,280
307,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	294,438
225,000	Fresh Market, Inc.* 9.750%, 05/01/23	231,925
260,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	281,229
109,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	121,231
	Kraft Heinz Foods Company
335,000	4.375%, 06/01/46	391,558
56,000	4.250%, 03/01/31	63,179
56,000	3.875%, 05/15/27	60,823
174,000	New Albertsons, LP 7.750%, 06/15/26	200,312

PRINCIPAL AMOUNT		VALUE
217,000	Performance Food Group, Inc.* 4.250%, 08/01/29	$217,634
405,000	Pilgrim’s Pride Corp.* 5.875%, 09/30/27	427,178
	Post Holdings, Inc.*
310,000	5.750%, 03/01/27	321,919
160,000	4.625%, 04/15/30^	161,120
209,000	Prestige Brands, Inc.* 3.750%, 04/01/31	202,247
245,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	265,592
	Vector Group, Ltd.*
345,000	5.750%, 02/01/29	344,548
136,000	10.500%, 11/01/26	143,734
		4,266,618

Energy (1.3%)
	Antero Resources Corp.*
68,000	7.625%, 02/01/29	75,392
56,000	5.375%, 03/01/30	59,369
	Apache Corp.
223,000	5.100%, 09/01/40	250,097
112,000	4.625%, 11/15/25	120,783
	Buckeye Partners, LP
205,000	3.950%, 12/01/26	210,437
135,000	5.850%, 11/15/43	133,233
100,000	ChampionX Corp. 6.375%, 05/01/26	104,673
	Cheniere Energy Partners, LP*
109,000	3.250%, 01/31/32	108,220
55,000	4.000%, 03/01/31^	57,287
112,000	Cheniere Energy, Inc. 4.625%, 10/15/28	117,700
	Continental Resources, Inc.^
230,000	3.800%, 06/01/24	241,866
170,000	4.375%, 01/15/28	185,715
410,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	389,988
3,142	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 13.000% PIK rate	3,166
114,000	DT Midstream, Inc.* 4.125%, 06/15/29	114,994
	Energy Transfer, LP‡
320,000	3.149%, 11/01/66 3 mo. USD LIBOR + 3.02%	263,754
162,000	6.500%, 11/15/26 5 year CMT + 5.69%	168,192
	EnLink Midstream Partners, LP
330,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	265,468
224,000	4.850%, 07/15/26	233,339

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 31

PRINCIPAL AMOUNT		VALUE
	EQT Corp.
145,000	7.500%, 02/01/30	$186,004
90,000	6.625%, 02/01/25	101,444
65,000	5.000%, 01/15/29	72,354
293,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	284,184
	Gulfport Energy Operating Corp.
215,000	6.375%, 05/15/25	12,362
62,910	8.000%, 05/17/26^	69,711
	Laredo Petroleum, Inc.
229,000	10.125%, 01/15/28	245,385
57,000	7.750%, 07/31/29*^	56,512
245,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	251,600
	Moss Creek Resources Holdings, Inc.*
135,000	10.500%, 05/15/27	134,101
135,000	7.500%, 01/15/26	122,912
113,000	Murphy Oil Corp. 6.375%, 07/15/28	119,509
	New Fortress Energy, Inc.*
113,000	6.500%, 09/30/26	109,994
111,000	6.750%, 09/15/25	108,248
56,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	60,953
	Occidental Petroleum Corp.
690,000	4.300%, 08/15/39	693,553
510,000	2.900%, 08/15/24	519,879
114,000	5.875%, 09/01/25^	126,681
60,000	Ovintiv, Inc. 6.500%, 08/15/34	80,681
200,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	201,728
205,000	Parkland Corp.* 5.875%, 07/15/27	216,810
270,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	245,211
88,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	90,640
27,000	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp.* 8.500%, 10/15/26	27,212
54,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	54,515
	Venture Global Calcasieu Pass, LLC*
55,000	4.125%, 08/15/31	57,020
55,000	3.875%, 08/15/29	56,069
112,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	120,566

PRINCIPAL AMOUNT		VALUE
135,000	Viper Energy Partners, LP* 5.375%, 11/01/27	$140,790
220,000	W&T Offshore, Inc.* 9.750%, 11/01/23	214,511
109,000	Weatherford International, Ltd.* 8.625%, 04/30/30	112,183
		7,996,995

Financials (2.5%)
	Acrisure, LLC / Acrisure Finance, Inc.*
333,000	6.000%, 08/01/29	327,809
292,000	7.000%, 11/15/25^	295,799
168,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	180,650
253,000	AG Issuer, LLC* 6.250%, 03/01/28	264,160
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
400,000	6.750%, 10/15/27	414,544
55,000	5.875%, 11/01/29	55,412
55,000	4.250%, 10/15/27	55,046
	Ally Financial, Inc.
195,000	4.700%, 05/15/26^‡ 5 year CMT + 3.87	202,355
175,000	8.000%, 11/01/31	250,679
100,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	102,056
250,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	250,322
439,000	AmWINS Group, Inc.* 4.875%, 06/30/29	438,113
470,000	AssuredPartners, Inc.* 7.000%, 08/15/25	476,763
248,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	259,081
330,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	324,631
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LL*
430,000	4.500%, 04/01/27	420,063
264,000	5.750%, 05/15/26^	273,253
	Credit Acceptance Corp.^
237,000	5.125%, 12/31/24*	242,870
230,000	6.625%, 03/15/26	240,329
70,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	75,141
235,000	Enact Holdings, Inc.* 6.500%, 08/15/25	258,683

Schedule of Investments October 31, 2021

32 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
321,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	$316,824
417,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	424,589
485,000	HUB International, Ltd.* 7.000%, 05/01/26	501,820
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
325,000	5.250%, 05/15/27	338,556
164,000	4.375%, 02/01/29	164,917
500,000	ILFC E-Capital Trust II*‡ 3.710%, 12/21/65 3 mo. USD LIBOR + 1.80%	429,460
465,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	485,916
600,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	609,024
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
447,000	5.250%, 10/01/25	453,204
109,000	4.750%, 06/15/29	110,049
256,000	LD Holdings Group, LLC* 6.125%, 04/01/28	234,883
	Level 3 Financing, Inc.
260,000	5.375%, 05/01/25	266,100
235,000	4.250%, 07/01/28*	232,885
277,000	LPL Holdings, Inc.* 4.000%, 03/15/29	283,543
487,000	MetLife, Inc.^ 6.400%, 12/15/66	618,134
	Navient Corp.
493,000	5.000%, 03/15/27	503,442
260,000	4.875%, 03/15/28	261,362
	OneMain Finance Corp.
215,000	7.125%, 03/15/26	244,552
150,000	3.875%, 09/15/28	146,541
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
134,000	7.500%, 06/01/25	142,508
110,000	5.875%, 10/01/28	115,636
245,000	PHH Mortgage Corp.*^ 7.875%, 03/15/26	248,947
260,000	Prospect Capital Corp.µ 3.706%, 01/22/26	264,628
345,000	Radian Group, Inc. 4.875%, 03/15/27	376,726
260,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	258,924
	RLJ Lodging Trust, LP*
162,000	3.750%, 07/01/26	163,771
111,000	4.000%, 09/15/29	110,892

PRINCIPAL AMOUNT		VALUE
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
100,000	3.875%, 03/01/31	$98,910
100,000	3.625%, 03/01/29	99,535
50,000	2.875%, 10/15/26	49,667
135,000	SLM Corp.^ 4.200%, 10/29/25	142,877
235,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	247,227
227,000	StoneX Group, Inc.* 8.625%, 06/15/25	242,023
258,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	252,675
272,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.750%, 02/15/27	280,130
	XHR, LP*
237,000	6.375%, 08/15/25	250,187
108,000	4.875%, 06/01/29	110,845
		15,489,668

Health Care (1.3%)
112,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	114,406
500,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	532,305
	Bausch Health Companies, Inc.*
315,000	5.250%, 02/15/31^	283,900
245,000	5.000%, 01/30/28	227,073
96,000	5.000%, 02/15/29	88,180
	Centene Corp.
174,000	4.250%, 12/15/27	182,369
111,000	3.000%, 10/15/30	112,883
113,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	114,250
	CHS/Community Health Systems, Inc.*
435,000	6.125%, 04/01/30	428,110
295,000	8.000%, 03/15/26	311,806
127,000	6.875%, 04/15/29	130,804
	DaVita, Inc.*
335,000	4.625%, 06/01/30	337,097
258,000	3.750%, 02/15/31	244,739
	Encompass Health Corp.
110,000	4.750%, 02/01/30^	113,358
110,000	4.500%, 02/01/28	112,108
300,000	HCA, Inc. 7.500%, 11/06/33	432,219
81,000	HealthEquity, Inc.* 4.500%, 10/01/29	82,065
200,000	Jazz Securities DAC* 4.375%, 01/15/29	205,924
480,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	216,326

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 33

PRINCIPAL AMOUNT		VALUE
	Mozart Debt Merger Sub, Inc.*
270,000	3.875%, 04/01/29	$268,766
162,000	5.250%, 10/01/29	164,733
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
400,000	5.125%, 04/30/31	413,024
200,000	4.125%, 04/30/28	202,940
305,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	272,502
	Tenet Healthcare Corp.
430,000	6.250%, 02/01/27*	447,028
365,000	6.875%, 11/15/31	422,101
345,000	4.875%, 01/01/26*	355,236
	Teva Pharmaceutical Finance Netherlands III, BV
495,000	6.000%, 04/15/24	521,779
400,000	2.800%, 07/21/23	403,116
		7,741,147

Industrials (2.2%)
225,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	243,558
260,000	ACCO Brands Corp.* 4.250%, 03/15/29	257,384
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
307,000	4.875%, 02/15/30	329,310
185,000	4.625%, 01/15/27	193,821
111,000	3.500%, 03/15/29^	109,524
	Allison Transmission, Inc.*
190,000	4.750%, 10/01/27	197,915
55,000	3.750%, 01/30/31	52,917
54,000	Ambience Merger Sub, Inc.* 7.125%, 07/15/29	52,160
55,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	50,273
127,000	Arcosa, Inc.* 4.375%, 04/15/29	129,473
475,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	498,037
137,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	148,620
234,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	231,934
226,000	BWX Technologies, Inc.* 4.125%, 04/15/29	229,625
207,000	Cascades, Inc. / Cascades USA, Inc.*^ 5.125%, 01/15/26	219,397
54,000	Catalent Pharma Solutions, Inc.* 3.500%, 04/01/30	53,638
	Delta Air Lines, Inc.
57,000	7.375%, 01/15/26	67,055
57,000	3.800%, 04/19/23	59,096

PRINCIPAL AMOUNT		VALUE
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
56,000	4.750%, 10/20/28	$62,283
28,000	4.500%, 10/20/25µ	29,945
223,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	206,213
140,000	EnerSys* 4.375%, 12/15/27	147,174
260,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	260,816
112,000	GFL Environmental, Inc.* 3.750%, 08/01/25	115,367
	Golden Nugget, Inc.*
165,000	6.750%, 10/15/24	165,728
115,000	8.750%, 10/01/25	119,340
124,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	127,725
140,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	153,598
	Graphic Packaging International, LLC*
175,000	4.750%, 07/15/27	189,702
102,000	3.500%, 03/01/29	101,533
236,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	240,408
516,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	514,581
240,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	252,230
340,000	Herc Holdings, Inc.* 5.500%, 07/15/27	355,276
	Howmet Aerospace, Inc.
200,000	5.125%, 10/01/24^	220,566
4,000	6.875%, 05/01/25	4,643
255,000	IEA Energy Services, LLC* 6.625%, 08/15/29	252,006
280,000	JELD-WEN, Inc.* 4.625%, 12/15/25	283,615
102,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	110,159
251,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	254,775
110,000	MasTec, Inc.* 4.500%, 08/15/28	113,242
248,000	Meritor, Inc.* 4.500%, 12/15/28	248,484
170,000	Moog, Inc.* 4.250%, 12/15/27	175,530
300,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	307,920
272,000	Novelis Corp.* 4.750%, 01/30/30	283,190

Schedule of Investments October 31, 2021

34 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
255,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	$249,823
260,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	247,822
242,000	Patrick Industries, Inc.* 4.750%, 05/01/29	240,942
275,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	293,736
109,000	PGT Innovations, Inc.* 4.375%, 10/01/29	108,271
51,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	53,795
240,000	QVC, Inc. 4.375%, 09/01/28	245,664
185,000	Scientific Games International, Inc.* 5.000%, 10/15/25	190,757
112,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	118,418
210,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	207,959
	Sinclair Television Group, Inc.*
112,000	4.125%, 12/01/30	107,053
100,000	5.500%, 03/01/30^	95,741
	Standard Industries, Inc.*
225,000	5.000%, 02/15/27	231,077
56,000	4.375%, 07/15/30^	56,228
455,000	Station Casinos, LLC*^ 4.500%, 02/15/28	459,095
112,000	Stericycle, Inc.* 3.875%, 01/15/29	110,286
166,000	STL Holding Company, LLC* 7.500%, 02/15/26	175,356
200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	211,108
	TransDigm, Inc.
205,000	7.500%, 03/15/27	215,703
200,000	6.250%, 03/15/26*	209,126
114,000	Tronox, Inc.* 4.625%, 03/15/29	111,894
	United Rentals North America, Inc.
110,000	3.750%, 01/15/32	109,942
56,000	3.875%, 02/15/31	56,497
217,000	Vertiv Group Corp.* 4.125%, 11/15/28	216,573
228,000	Wabash National Corp.* 4.500%, 10/15/28	221,976
195,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	193,317

PRINCIPAL AMOUNT		VALUE
	WESCO Distribution, Inc.*
136,000	7.125%, 06/15/25^	$144,798
67,000	7.250%, 06/15/28	74,007
		13,376,750

Information Technology (0.6%)
109,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	110,439
140,000	CDK Global, Inc.* 5.250%, 05/15/29	150,398
200,000	CommScope Technologies, LLC* 6.000%, 06/15/25	198,054
200,000	CommScope, Inc.* 4.750%, 09/01/29	196,416
310,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	365,357
138,000	Fair Isaac Corp.* 4.000%, 06/15/28	140,075
245,000	KBR, Inc.* 4.750%, 09/30/28	250,980
	MPH Acquisition Holdings, LLC*
245,000	5.750%, 11/01/28^	223,798
110,000	5.500%, 09/01/28	109,414
113,000	NCR Corp.* 5.125%, 04/15/29	115,717
253,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	247,659
167,000	ON Semiconductor Corp.* 3.875%, 09/01/28	169,523
204,000	Open Text Corp.* 3.875%, 02/15/28	205,973
113,000	Playtika Holding Corp.* 4.250%, 03/15/29	113,401
260,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	257,943
	Twilio, Inc.
150,000	3.625%, 03/15/29	151,599
57,000	3.875%, 03/15/31	57,584
275,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	273,265
260,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	258,567
		3,596,162

Materials (0.6%)
140,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	147,176
130,000	ArcelorMittal, SA 7.000%, 10/15/39	181,509
165,000	Chemours Company* 4.625%, 11/15/29	159,017

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 35

PRINCIPAL AMOUNT		VALUE
355,000	Clearwater Paper Corp.* 4.750%, 08/15/28	$361,521
250,000	Constellium, SE*^ 3.750%, 04/15/29	242,135
200,000	First Quantum Minerals, Ltd.*^ 7.250%, 04/01/23	203,634
	Freeport-McMoRan, Inc.
125,000	5.450%, 03/15/43	157,351
115,000	5.400%, 11/14/34^	140,551
167,000	HB Fuller Company 4.250%, 10/15/28	170,183
226,000	Intertape Polymer Group, Inc.* 4.375%, 06/15/29	227,752
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	230,239
	Kaiser Aluminum Corp.*
135,000	4.625%, 03/01/28^	136,365
28,000	4.500%, 06/01/31	27,588
108,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	108,264
239,000	Mercer International, Inc.^ 5.125%, 02/01/29	237,917
240,000	OCI, NV* 4.625%, 10/15/25	250,231
112,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	119,720
111,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	87,115
200,000	Silgan Holdings, Inc. 4.125%, 02/01/28	203,866
113,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	113,355
201,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	210,941
111,000	Valvoline, Inc.* 3.625%, 06/15/31	108,752
		3,825,182

Real Estate (0.2%)
174,000	EPR Properties 3.750%, 08/15/29	178,667
	Forestar Group, Inc.*
187,000	5.000%, 03/01/28	193,581
110,000	3.850%, 05/15/26	110,135
166,000	iStar, Inc. 5.500%, 02/15/26	173,289
	Service Properties Trust
345,000	4.350%, 10/01/24	348,105
105,000	5.250%, 02/15/26	106,221
		1,109,998

PRINCIPAL AMOUNT			VALUE

Utilities (0.1%)
53,000		NRG Energy, Inc. 6.625%, 01/15/27	$55,114
79,000		PPL Capital Funding, Inc.^‡ 2.797%, 03/30/67 3 mo. USD LIBOR + 2.67%	75,881
70,000		Talen Energy Supply, LLC* 7.250%, 05/15/27	67,119
260,000		TerraForm Power Operating, LLC* 5.000%, 01/31/28	278,556
110,000		Vistra Corp.*‡ 8.000%, 10/15/26 5 year CMT + 6.93%	115,635
			592,305
		Total Corporate Bonds (Cost $79,902,602)	82,398,680

Convertible Bonds (35.6%)
Communication Services (7.7%)
200,000	EUR	America Movil, BV 0.000%, 03/02/24	236,268
325,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	431,093
100,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	210,734
20,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	234,802
2,881,000		Eventbrite, Inc.* 0.750%, 09/15/26	2,965,183
		iQIYI, Inc.
185,000		2.000%, 04/01/25^	165,309
179,000		4.000%, 12/15/26	156,781
1,400,000		Kakao Corp. 0.000%, 04/28/23	1,850,366
		Liberty Media Corp.µ
4,210,000		0.500%, 12/01/50*	5,377,559
145,000		1.375%, 10/15/23	210,401
153,000		Liberty Media Corp. / Liberty Formula Oneµ 1.000%, 01/30/23	234,268
		Live Nation Entertainment, Inc.µ
2,955,000		2.000%, 02/15/25	3,596,058
1,810,000		2.500%, 03/15/23	2,836,940
		Sea, Ltd.
19,267,000		0.250%, 09/15/26	20,283,334
1,603,000		2.375%, 12/01/25	6,117,256
		Snap, Inc.
828,000		0.000%, 05/01/27*	839,741
77,000		0.750%, 08/01/26	184,076
		Twitter, Inc.
407,000		0.000%, 03/15/26*	373,060
290,000		0.250%, 06/15/24	342,264

Schedule of Investments October 31, 2021

36 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
200,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	$200,964
165,000		Zynga, Inc. 0.250%, 06/01/24	187,448
			47,033,905

Consumer Discretionary (10.2%)
2,930,000		Airbnb, Inc.*µ 0.000%, 03/15/26	2,881,508
152,000		Baozun, Inc. 1.625%, 05/01/24	144,386
2,869,000		Booking Holdings, Inc.^ 0.750%, 05/01/25	4,262,818
100,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	143,342
415,000		DISH Network Corp. 2.375%, 03/15/24	403,812
410,000		DraftKings, Inc.* 0.000%, 03/15/28	358,291
200,000	CHF	Dufry One, BV 0.750%, 03/30/26	213,298
161,000		Etsy, Inc. 0.125%, 09/01/27	238,586
80,000		Fiverr International, Ltd.^ 0.000%, 11/01/25	88,530
19,845,000		Ford Motor Company*µ 0.000%, 03/15/26	23,405,193
200,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	202,050
100,000	EUR	HelloFresh, SE 0.750%, 05/13/25	180,595
937,000		Liberty Broadband Corp.*µ 2.750%, 09/30/50	973,131
296,000		MakeMyTrip, Ltd.* 0.000%, 02/15/28	314,148
7,135,000		Marriott Vacations Worldwide Corp.*µ 0.000%, 01/15/26	8,043,856
3,800,000		Meituan 0.000%, 04/27/28	3,810,184
40,000,000	JPY	Mercari, Inc. 0.000%, 07/14/28	377,602
216,000		NCL Corp. Ltd.µ 5.375%, 08/01/25	359,865
100,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	132,571
354,000		Peloton Interactive, Inc.*µ 0.000%, 02/15/26	316,338
339,000		Pinduoduo, Inc.^ 0.000%, 12/01/25	318,273
473,000		Royal Caribbean Cruises, Ltd.µ 4.250%, 06/15/23	638,082
204,000		Shake Shack, Inc.*µ 0.000%, 03/01/28	167,531

PRINCIPAL AMOUNT			VALUE
100,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	$113,049
162,000		Stride, Inc. 1.125%, 09/01/27	163,243
17,000		Tesla, Inc. 2.000%, 05/15/24	305,066
11,690,000		Vail Resorts, Inc.*^ 0.000%, 01/01/26	12,849,999
314,000		Vroom, Inc.* 0.750%, 07/01/26	242,979
318,000		Wayfair, Inc. 0.625%, 10/01/25	313,755
200,000	EUR	Zalando, SE 0.050%, 08/06/25	271,732
			62,233,813

Consumer Staples (0.9%)
600,000		Carrefour, SAµ 0.000%, 03/27/24	618,186
20,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	177,713
4,975,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	4,528,753
179,000		Turning Point Brands, Inc. 2.500%, 07/15/24	184,649
			5,509,301

Energy (1.0%)
273,000		Pioneer Natural Resources Companyµ 0.250%, 05/15/25	484,709
		SunEdison, Inc.
2,261,000		0.250%, 01/15/49	34,978
275,000		2.000%, 10/01/49	4,254
5,200,000		TotalEnergies, SE* 0.500%, 12/02/22	5,336,240
			5,860,181

Financials (3.5%)
		Citigroup Global Markets Funding Luxembourg SCA
67,000,000	HKD	0.000%, 05/28/24	9,384,822
10,000,000	HKD	0.000%, 07/25/24	1,398,484
192,000		Coinbase Global, Inc.*µ 0.500%, 06/01/26	227,411
600,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	611,318
100,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	120,584
150,000		GSK Finance No 3, PLC*µ 0.000%, 06/22/23	147,443
		JPMorgan Chase Bank NA
3,400,000		0.000%, 08/07/22	3,974,464
730,000		0.125%, 01/01/23*µ^	759,083

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 37

PRINCIPAL AMOUNT			VALUE
200,000	EUR	LEG Immobilien, SE 0.875%, 09/01/25	$288,117
200,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	267,993
3,770,000		Realogy Group, LLC / Realogy Co-Issuer Corp.*µ 0.250%, 06/15/26	3,837,709
20,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/13/23	185,437
210,000		Starwood Property Trust, Inc. 4.375%, 04/01/23	224,885
			21,427,750

Health Care (1.2%)
197,000		Bridgebio Pharma, Inc.*µ 2.250%, 02/01/29	176,721
135,000		Coherus Biosciences, Inc.µ 1.500%, 04/15/26	153,494
142,000		Dexcom, Inc.^ 0.250%, 11/15/25	181,913
100,000	EUR	GN Store Nord AS 0.000%, 05/21/24	124,813
205,000		Haemonetics Corp.*µ 0.000%, 03/01/26	179,994
206,000		Halozyme Therapeutics, Inc.*µ 0.250%, 03/01/27	182,018
73,000		Innoviva, Inc.µ 2.500%, 08/15/25	89,877
232,000		Insulet Corp.µ 0.375%, 09/01/26	344,072
167,000		Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	181,890
156,000		Jazz Investments I, Ltd.µ 2.000%, 06/15/26	181,854
400,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	4,354,288
181,000		NeoGenomics, Inc.µ 0.250%, 01/15/28	182,817
143,000		Novocure, Ltd.*µ 0.000%, 11/01/25	146,381
165,000		NuVasive, Inc.µ 0.375%, 03/15/25	156,489
376,000		Oak Street Health, Inc.*µ 0.000%, 03/15/26	351,733
145,000		Omnicell, Inc.µ 0.250%, 09/15/25	270,938
		Pacira BioSciences, Inc.µ
135,000		0.750%, 08/01/25	142,491
26,000		2.375%, 04/01/22	26,877
171,000		Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	143,286
			7,571,946

PRINCIPAL AMOUNT			VALUE

Industrials (2.7%)
250,000		Air Canadaµ 4.000%, 07/01/25	$354,175
500,000,000	JPY	DMG Mori Company, Ltd. 0.000%, 07/16/24	4,663,742
2,700,000	EUR	Duerr, AG 0.750%, 01/15/26	4,109,684
5,920,000		JetBlue Airways Corp.*µ 0.500%, 04/01/26	5,726,830
196,000		John Bean Technologies Corp.*µ 0.250%, 05/15/26	214,161
161,000		Middleby Corp.µ 1.000%, 09/01/25	242,542
176,000		Southwest Airlines Company~ 1.250%, 05/01/25	247,542
393,000		Sunrun, Inc.*^ 0.000%, 02/01/26	358,495
355,000		Uber Technologies, Inc.*^ 0.000%, 12/15/25	343,061
200,000		Vinci, SAµ 0.375%, 02/16/22	223,072
			16,483,304

Information Technology (7.0%)
400,000	AUD	Afterpay, Ltd. 0.000%, 03/12/26	301,914
190,000		Akamai Technologies, Inc.µ 0.125%, 05/01/25	232,779
		Alteryx, Inc.µ
165,000		1.000%, 08/01/26	154,658
165,000		0.500%, 08/01/24	156,580
		Bill.com Holdings, Inc.*µ
4,040,000		0.000%, 04/01/27	4,342,434
94,000		0.000%, 12/01/25	182,123
7,045,000		Cloudflare, Inc.*µ 0.000%, 08/15/26	8,890,860
430,000		Coupa Software, Inc.µ 0.375%, 06/15/26	473,559
3,277,000		CyberArk Software, Ltd.µ 0.000%, 11/15/24	4,247,352
146,000		Datadog, Inc. 0.125%, 06/15/25	276,934
207,000		Dropbox, Inc.* 0.000%, 03/01/28	227,133
504,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	401,131
206,000		Enphase Energy, Inc.* 0.000%, 03/01/28	229,463
411,000		Fastly, Inc.* 0.000%, 03/15/26	367,307
142,000		Five9, Inc. 0.500%, 06/01/25	190,504

Schedule of Investments October 31, 2021

38 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
2,400,000		Globalwafers Company, Ltd. 0.000%, 06/01/26	$2,493,360
175,000		LivePerson, Inc.*µ 0.000%, 12/15/26	171,357
324,000		Lumentum Holdings, Inc.µ 0.500%, 12/15/26	353,241
451,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	505,341
418,000		MicroStrategy, Inc.*µ 0.000%, 02/15/27	346,079
186,000		New Relic, Inc.µ^ 0.500%, 05/01/23	194,954
200,000	EUR	Nexi S.p.A 1.750%, 04/24/27	260,569
162,000		Nice, Ltd.^ 0.000%, 09/15/25	190,337
241,000		Okta, Inc.^ 0.125%, 09/01/25	350,250
2,789,000		ON Semiconductor Corp.*µ^ 0.000%, 05/01/27	3,383,364
		Palo Alto Networks, Inc.µ
190,000		0.750%, 07/01/23	366,472
148,000		0.375%, 06/01/25	259,281
173,000		Pegasystems, Inc.µ 0.750%, 03/01/25	188,921
296,000		Repay Holdings Corp.* 0.000%, 02/01/26	274,786
320,000		RingCentral, Inc.µ 0.000%, 03/15/26	312,211
20,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	198,719
		Shift4 Payments, Inc.*
170,000		0.500%, 08/01/27µ	158,343
139,000		0.000%, 12/15/25	150,726
2,233,000		Shopify, Inc. 0.125%, 11/01/25	2,828,831
145,000		Silicon Laboratories, Inc. 0.625%, 06/15/25	233,173
148,300	EUR	SOITEC 0.000%, 10/01/25	438,522
190,000		Splunk, Inc. 1.125%, 09/15/25	248,243
4,544,000		Square, Inc.*^ 0.250%, 11/01/27	5,557,994
200,000		Tyler Technologies, Inc.* 0.250%, 03/15/26	243,676
196,000		Vnet Group, Inc.* 0.000%, 02/01/26	162,453
200,000		Win Semiconductors Corp. 0.000%, 01/14/26	205,102
318,000		Wix.com, Ltd. 0.000%, 08/15/25	301,273

PRINCIPAL AMOUNT			VALUE
228,000		Workday, Inc. 0.250%, 10/01/22	$451,057
170,000		Workiva, Inc. 1.125%, 08/15/26	336,466
265,000		Xero Investments, Ltd. 0.000%, 12/02/25	272,661
308,000		Zendesk, Inc. 0.625%, 06/15/25	361,281
145,000		Zscaler, Inc. 0.125%, 07/01/25	313,261
			42,787,035

Materials (0.8%)
750,000		BASF, SE 0.925%, 03/09/23	752,707
2,565,000		Ivanhoe Mines, Ltd.*µ 2.500%, 04/15/26	3,339,194
400,000	EUR	POSCO 0.000%, 09/01/26	468,531
10,000,000	JPY	Teijin, Ltd. 0.000%, 12/10/21	87,702
			4,648,134

Real Estate (0.6%)
200,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	295,353
310,000		ESR Cayman, Ltd. 1.500%, 09/30/25	320,249
400,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	471,759
145,000		IH Merger Sub, LLCµ 3.500%, 01/15/22	263,393
330,000		Redfin Corp.µ 0.000%, 10/15/25	336,659
20,000,000	JPY	Relo Group, Inc. 0.000%, 12/17/27	179,025
1,400,000		Vingroup, JSC 3.000%, 04/20/26	1,493,954
			3,360,392
		Total Convertible Bonds (Cost $200,113,336)	216,915,761

US Government and Agency Security (0.1%)
Other (0.1%)
342,000		United States Treasury Note^ 1.750%, 07/15/22 (Cost $345,885)	345,974

Bank Loans (2.0%) ¡
Airlines (0.1%)
190,000		AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	198,135

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 39

PRINCIPAL AMOUNT		VALUE
283,575	United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	$287,980
		486,115

Communication Services (0.5%)
343,000	Clear Channel Outdoor Holdings, Inc.‡ 3.629%, 08/21/26 3 mo. LIBOR + 3.50%	338,032
139,231	Consolidated Communications, Inc.‡ 4.250%, 10/02/27 1 mo. LIBOR + 3.50%	139,392
620,000	DIRECTV Financing, LLC‡ 5.750%, 07/22/27 3 mo. LIBOR + 5.00%	621,162
507,874	Frontier Communications Corp.‡ 4.500%, 05/01/28 3 mo. LIBOR + 3.75%	508,382
235,081	iHeartCommunications, Inc.‡ 3.087%, 05/01/26 1 mo. LIBOR + 3.00%	233,612
631,800	Intelsat Jackson Holdings, SA@ 8.625%, 01/02/24	641,163
415,000	Intelsat Jackson Holdings, SA@‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	420,893
125,000	Nexstar Broadcasting, Inc.‡ 2.582%, 09/18/26 1 mo. LIBOR + 2.50%	124,953
		3,027,589

Consumer Discretionary (0.4%)
165,000	At Home Group, Inc.‡ 4.750%, 07/24/28 3 mo. LIBOR + 4.25%	164,622
72,430	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	73,147
317,564	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	324,676
393,025	Petco Health and Wellness Company, Inc.‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	393,377
443,888	PetSmart, Inc.‡ 4.500%, 02/11/28 6 mo. LIBOR + 3.75%	445,037
252,046	Rent-A-Center, Inc.‡ 3.750%, 02/17/28 1 mo. LIBOR + 3.25%	253,229
166,762	TKC Holdings, Inc.‡ 6.500%, 05/15/28 3 mo. LIBOR + 5.50%	166,788
89,604	TKC Holdings, Inc.! 0.000%, 05/15/28	89,617

PRINCIPAL AMOUNT		VALUE
384,038	WW International, Inc.‡ 4.000%, 04/13/28 1 mo. LIBOR + 3.500%	$380,116
		2,290,609

Consumer Staples (0.0%)
98,222	United Natural Foods, Inc.‡ 3.587%, 10/22/25 1 mo. LIBOR + 3.50%	98,428

Financials (0.1%)
299,250	Jazz Financing Lux Sarl‡ 4.000%, 05/05/28 1 mo. LIBOR + 3.50%	300,036

Health Care (0.3%)
697,511	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	692,646
183,665	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	183,894
45,760	Icon Luxembourg Sarl‡ 3.000%, 07/03/28 3 mo. LIBOR + 2.50%	45,817
301,392	Mallinckrodt International Finance, SA‡ 6.000%, 09/24/24 6 mo. LIBOR + 5.25%	281,404
55,000	Medline Industries, Inc.‡ 3.750%, 10/23/28 3 mo. LIBOR + 3.25%	55,103
250,000	Padagis, LLC‡ 5.250%, 07/06/28 3 mo. LIBOR + 4.75%	250,781
601,755	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	576,430
		2,086,075

Industrials (0.3%)
109,725	ACProducts, Inc.‡ 4.750%, 05/17/28 6 mo. LIBOR + 4.25%	109,571
140,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	141,662
440,100	Berry Global, Inc.‡ 1.836%, 07/01/26 1 mo. LIBOR + 1.75%	437,818
217,256	BW Gas & Convenience Holdings, LLC‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	218,342
280,741	Dun & Bradstreet Corp.‡ 3.338%, 02/06/26 1 mo. LIBOR + 3.25%	279,939

Schedule of Investments October 31, 2021

40 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
205,854	Granite Holdings US Acquisition Company‡ 4.132%, 09/30/26 3 mo. LIBOR + 4.00%	$205,854
189,807	RegionalCare Hospital Partners Holdings, Inc.‡ 3.837%, 11/16/25 1 mo. LIBOR + 3.75%	189,580
422,341	Scientific Games International, Inc.‡ 2.837%, 08/14/24 1 mo. LIBOR + 2.75%	421,165
68,254	TransDigm, Inc.‡ 2.337%, 12/09/25 1 mo. LIBOR + 2.25%	67,496
		2,071,427

Information Technology (0.2%)
115,000	AP Core Holdings II, LLC! 0.000%, 09/01/27	115,408
140,000	AP Core Holdings II, LLC‡ 6.250%, 09/01/27 1 mo. LIBOR + 5.50%	140,496
303,254	Banff Merger Sub, Inc.‡ 3.882%, 10/02/25 1 mo. LIBOR + 3.75%	301,586
329,137	Camelot US Acquisition 1 Company‡ 3.087%, 10/30/26 1 mo. LIBOR + 3.00%	327,780
153,838	Camelot US Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	154,318
288,031	VFH Parent, LLC‡ 3.089%, 03/01/26 1 mo. LIBOR + 3.00%	287,784
		1,327,372

Materials (0.1%)
197,000	Innophos, Inc.‡ 3.837%, 02/07/27 1 mo. LIBOR + 3.75%	197,616
55,000	LSF11 A5 HoldCo, LLC‡ 4.250%, 10/15/28 3 mo. LIBOR + 3.75%	55,011
55,000	LSF11 A5 HoldCo, LLC! 0.000%, 10/15/28	55,011
		307,638
	Total Bank Loans (Cost $12,012,422)	11,995,289

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (7.6%)
Communication Services (1.0%)
5,907	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	$6,194,393

Consumer Discretionary (1.5%)
47,515	Aptiv, PLCµ 5.500%, 06/15/23	9,179,898

Energy (0.0%)
5	Gulfport Energy Operating Corp. 10.000%, 11/29/21 15.000% PIK rate	29,875

Financials (1.1%)
417	Bank of America Corp.µ‡‡ 7.250%	597,236
51,618	KKR & Company, Inc.^ 6.000%, 09/15/23	5,163,865
413	Wells Fargo & Company ‡‡ 7.500%	627,747
		6,388,848

Health Care (1.9%)
2,030	Avantor, Inc.µ 6.250%, 05/15/22	251,274
5,293	Danaher Corp. 4.750%, 04/15/22	11,037,228
		11,288,502

Information Technology (0.8%)
2,971	Broadcom, Inc.µ 8.000%, 09/30/22	4,983,377

Utilities (1.3%)
27,395	AES Corp.µ^ 6.875%, 02/15/24	2,767,169
3,391	American Electric Power Company, Inc.µ 6.125%, 03/15/22	168,634
6,850	DTE Energy Company 6.250%, 11/01/22	345,788
4,476	Essential Utilities, Inc. 6.000%	258,534
	NextEra Energy, Inc.µ
69,293	4.872%, 09/01/22	4,380,703
4,936	6.219%, 09/01/23	270,494
		8,191,322
	Total Convertible Preferred Stocks (Cost $41,043,816)	46,256,215

Common Stocks (82.0%)
Communication Services (5.7%)
4,575	Altice USA, Inc. - Class A#	74,573

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 41

NUMBER OF SHARES			VALUE
86,500		America Movil, SAB de CV - Class L^	$1,537,970
2,082		Cumulus Media, Inc. - Class A#	25,858
1		Frontier Communications Parent, Inc.#	31
14,430	PHP	Globe Telecom, Inc.	857,613
11,500	INR	Info Edge India, Ltd.	939,642
25,500		Meta Platforms, Inc. - Class A^#	8,251,035
64,600	ZAR	MTN Group, Ltd.#	579,277
2,900	KRW	NAVER Corp.	1,008,280
16,664	INR	Nazara Technologies, Ltd.#	594,792
96,000	EUR	Orange, SA	1,046,875
132,070		Tencent Holdings, Ltd.^	8,028,535
43,900	HKD	Tencent Holdings, Ltd.	2,670,428
1,176,545	GBP	Vodafone Group, PLC	1,734,052
44,745		Walt Disney Company~#	7,565,037
			34,913,998

Consumer Discretionary (9.4%)
98,400	HKD	Alibaba Group Holding, Ltd.#	2,023,366
33,496		Alibaba Group Holding, Ltd.#	5,524,830
590,300	MXN	Alsea, SAB de CV#	1,247,234
4,465		Amazon.com, Inc.^#	15,057,900
21,000	CNY	BYD Company, Ltd. - Class A	1,026,390
2,300		Chipotle Mexican Grill, Inc. - Class A#	4,091,769
22,850	INR	Dixon Technologies India, Ltd.	1,520,510
34,300		Global-e Online, Ltd.#	1,984,598
489,800	INR	Indian Hotels Company, Ltd.	1,309,466
44,550	HKD	JD.com, Inc. - Class A#	1,743,998
23,300	INR	Jubilant Foodworks, Ltd.	1,153,666
218,000	HKD	Li Ning Company, Ltd.	2,405,642
12,900		Lululemon Athletica, Inc.^#	6,011,529
1,365		MercadoLibre, Inc.^#	2,021,592
8,525		Newell Brands, Inc.~	195,137
9,000	EUR	Porsche Automobil Holding, SE	936,688
55,428		Portillo’s, Inc. - Class A#	2,106,264
623,400	HKD	Samsonite International, SA*#	1,340,940
4,430		Tesla, Inc.#	4,935,020
27,000	INR	Titan Company, Ltd.	865,637
			57,502,176

Consumer Staples (4.4%)
43,100		Celsius Holdings, Inc.^#	4,160,012
117,775		Coca-Cola Company^	6,638,977
12,900		Costco Wholesale Corp.	6,340,866
9,900	PLN	Dino Polska, SA*#	884,378
134,000	BRL	JBS, SA	927,159
81,100		Mondelez International, Inc. - Class A	4,926,014
116,250	INR	Varun Beverages, Ltd.	1,320,060
441,100	MXN	Wal-Mart de Mexico, SAB de CV	1,536,823
			26,734,289

NUMBER OF SHARES			VALUE

Energy (4.4%)
11,178		Calfrac Well Services, Ltd.#	$55,778
111,900	CAD	Canadian Natural Resources, Ltd.	4,755,931
2,577		Chaparral Energy, Inc. - Class A#	97,926
650		Chesapeake Energy Corp.	41,431
20,325		Chevron Corp.~	2,327,009
1,405		Civitas Resources, Inc.	78,877
341,000	INR	Coal India, Ltd.	751,591
438		Denbury, Inc.#	37,081
23,500		Devon Energy Corp.^~	941,880
5,899		Diamond Offshore Drilling, Inc.#	33,182
9,620		Energy Transfer, LP	91,486
9,035		Enterprise Products Partners, LP	204,914
1,826		EP Energy Corp.&#	163,427
59,900		Exxon Mobil Corp.~	3,861,753
18,255		Lukoil, PJSC	1,860,748
2,930		Magellan Midstream Partners, LP	143,570
405,300	INR	Oil & Natural Gas Corp, Ltd.	811,661
5,281		Ranger Oil Corp. - Class A#	174,484
49,300	INR	Reliance Industries, Ltd.	1,675,477
93,075	EUR	Royal Dutch Shell, PLC - Class A	2,144,545
82,300	GBP	Royal Dutch Shell, PLC - Class A	1,885,401
98,974		Schlumberger, NV~	3,192,901
4,189		Superior Energy Services, Inc.#	189,552
1,080		Targa Resources Corp.^	59,044
483,500	IDR	United Tractors, Tbk PT	804,307
4,287		Weatherford International, PLC#	124,580
2,500		Williams Companies, Inc.	70,225
			26,578,761

Financials (14.2%)
2,872,250	IDR	Bank Central Asia, Tbk PT	1,518,781
761,400	IDR	Bank Jago, Tbk PT#	833,245
223,200		Bank of America Corp.~	10,664,496
625,000	TWD	Cathay Financial Holding Company, Ltd.	1,302,808
112,015	TWD	Chailease Holding Company, Ltd.	1,072,829
170,000	HKD	China Merchants Bank Company, Ltd. - Class H	1,424,624
371,900	ZAR	FirstRand, Ltd.	1,412,727
159,300	MXN	Grupo Financiero Banorte, SAB de CV - Class O	1,006,960
24,950	KRW	Hana Financial Group, Inc.	962,068
556,150	INR	HDFC Bank, Ltd.	11,818,978
33,150	INR	Housing Development Finance Corp., Ltd.	1,262,477
141,280		ICICI Bank, Ltd.^	2,988,072
26,000	INR	ICICI Securities, Ltd.*	258,122
567,300	EUR	ING Groep, NV	8,605,318
318,325		Itau Unibanco Holding, SA^	1,295,583

Schedule of Investments October 31, 2021

42 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE
68,550		JPMorgan Chase & Company~	$11,645,959
309,000	THB	Kasikornbank PCL	1,305,655
71,835		Morgan Stanley	7,383,201
20,800	HUF	OTP Bank Nyrt#	1,249,818
86,600		Sberbank of Russia, PJSC	1,738,928
61,950	INR	SBI Cards & Payment Services, Ltd.#	882,769
32,600	KRW	Shinhan Financial Group Company, Ltd.	1,064,290
304,570		UBS Group, AG^#	5,527,945
182,625		Wells Fargo & Company~	9,343,095
			86,568,748

Health Care (6.8%)
200,606		Alcon, Inc.^	16,722,516
21,760		Eli Lilly & Company	5,543,578
5,400	CHF	Lonza Group, AG	4,437,722
81,600		Novo Nordisk, A/S	8,986,608
7,700		UnitedHealth Group, Inc.^	3,545,619
135,000	HKD	Wuxi Biologics Cayman, Inc.*#	2,044,838
			41,280,881

Industrials (7.3%)
37,029	EUR	Alstom, SA	1,319,632
2,060		Boeing Company#	426,482
89,000		CAE, Inc.^#	2,702,930
13,800	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	1,382,374
64,600	EUR	Deutsche Post, AG	3,999,191
30,312		General Electric Company	3,178,819
326,400	PHP	International Container Terminal Services, Inc.	1,165,483
212,700	CNY	NARI Technology Company, Ltd. - Class A	1,295,114
53,400		Quanta Services, Inc.	6,476,352
71,300	JPY	Recruit Holdings Company, Ltd.	4,742,805
48,500	EUR	Schneider Electric, SE	8,362,276
33,741	CNY	Sungrow Power Supply Company, Ltd. - Class A	867,263
85,500	HKD	Techtronic Industries Company, Ltd.	1,756,619
73,850	INR	Voltas, Ltd.	1,187,518
36,500		Waste Management, Inc.	5,848,395
			44,711,253

Information Technology (24.2%)
18,300		Accenture, PLC - Class A	6,565,857
2,795	EUR	Adyen, NV*#	8,433,379
86,400		Apple, Inc.^	12,942,720
24,380		ASML Holding, NV	19,818,014
60,000	JPY	Canon, Inc.	1,364,362
12,000	TWD	eMemory Technology, Inc.	996,786
32,600	JPY	Fujitsu, Ltd.	5,634,247
4,480		Globant, SA^#	1,429,971

NUMBER OF SHARES			VALUE
55,751		Infosys, Ltd.	$1,242,132
18,800	JPY	Keyence Corp.	11,347,957
29,000	TWD	MediaTek, Inc.	954,468
60,450		Microsoft Corp.^~	20,046,429
580,000	EUR	Nokia Oyj#	3,328,913
57,875		NVIDIA Corp.	14,796,901
56,870		Oracle Corp.~	5,456,108
8,000	TWD	Silergy Corp.	1,321,641
1,305,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	27,692,478
4,625		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	525,863
102,573	BRL	TOTVS, SA	595,395
70,200	AUD	WiseTech Global, Ltd.	2,735,961
			147,229,582

Materials (4.6%)
154,500	EUR	ArcelorMittal, SA	5,225,210
23,600	INR	Asian Paints, Ltd.	980,555
154,000	CAD	Barrick Gold Corp.^	2,825,905
648,300		Cemex, SAB de CV#	4,168,569
72,500	EUR	CRH, PLC	3,469,402
57,200	CAD	First Quantum Minerals, Ltd.	1,354,202
160,000	AUD	Newcrest Mining, Ltd.	2,997,735
145,800	NOK	Norsk Hydro, ASA	1,070,969
3,630	KRW	POSCO	920,683
66,850	INR	Tata Steel, Ltd.	1,180,143
918,300	CAD	Yamana Gold, Inc.^	3,606,123
			27,799,496

Real Estate (0.6%)
1,420,700	PHP	Ayala Land, Inc.	989,220
123,300	INR	DLF, Ltd.	660,006
72,050	INR	Godrej Properties, Ltd.#	2,158,629
			3,807,855

Utilities (0.4%)
45,801	EUR	Engie, SA#	651,023
10,500		Exelon Corp.	558,495
29,000	EUR	RWE, AG	1,116,259
			2,325,777
		Total Common Stocks (Cost $497,794,698)	499,452,816

Warrants (0.0%) #
Energy (0.0%)
884		Chesapeake Energy Corp. 02/09/26, Strike $31.71	29,526
796		Chesapeake Energy Corp. 02/09/26, Strike $27.27	30,503

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 43

NUMBER OF SHARES		VALUE
491	Chesapeake Energy Corp. 02/09/26, Strike $35.71	$15,010
1,446	Denbury, Inc. 09/18/25, Strike $32.59	75,900
534	Denbury, Inc. 09/18/23, Strike $35.41	26,673
13,401	Mcdermott International, Ltd. 06/30/27, Strike $15.98	1
12,061	Mcdermott International, Ltd. 06/30/27, Strike $12.33	1
	Total Warrants (Cost $284,653)	177,614

Preferred Stocks (0.2%)
Consumer Discretionary (0.1%)
1,597	Guitar Center, Inc.	199,625

Energy (0.1%)
15,685	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	355,265
4,725	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	115,811
11,500	NuStar Logistics, LP‡ 6.866%, 01/15/43 3 mo. USD LIBOR + 6.73%	290,146
		761,222

Financials (0.0%)
4,368	B Riley Financial, Inc.µ 5.250%, 08/31/28	109,113
	Total Preferred Stocks (Cost $1,109,053)	1,069,960

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (3.4%) #
Communication Services (1.8%)
62 18,357,704	Alphabet, Inc. Call, 01/21/22, Strike $1,500.00	9,063,160
75 5,177,325	Netflix, Inc. Call, 03/18/22, Strike $640.00	611,437
	Sea, Ltd.
117 4,019,769	Call, 01/21/22, Strike $300.00	650,227
47 1,614,779	Call, 06/17/22, Strike $340.00	237,703
375 3,106,500	Yandex, NV Call, 05/20/22, Strike $80.00	348,750
		10,911,277

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Consumer Discretionary (0.0%)
		Alibaba Group Holding, Ltd.
25 412,350		Call, 11/19/21, Strike $250.00	$113
12 197,928		Call, 11/19/21, Strike $220.00	222
			335

Health Care (0.1%)
360 4,316,760		Horizon Therapeutics, PLC Call, 01/21/22, Strike $110.00	509,400

Industrials (0.0%)
53 790,498	EUR	Schneider Electric, SE Call, 12/17/21, Strike 130.00	121,219

Information Technology (0.3%)
95 6,178,420		Adobe, Inc. Call, 01/21/22, Strike $600.00	623,438
1,250 5,967,500		Kraneshares Csi China Internet Call, 01/21/22, Strike $52.00	263,125
85 5,930,960		ServiceNow, Inc. Call, 01/21/22, Strike $620.00	762,025
			1,648,588

Other (1.2%)
		Invesco QQQ Trust Series
1,190 45,947,090		Put, 12/16/22, Strike $340.00	2,491,860
790 30,502,690		Call, 12/16/22, Strike $450.00	889,540
745 28,765,195		Put, 12/31/21, Strike $360.00	347,170
3,110 12,542,630		iShares China Large-Cap ETF Call, 01/21/22, Strike $42.00	300,115
2,316 11,793,072		iShares MSCI Emerging Markets Put, 01/21/22, Strike $51.00	482,886
2,525 12,332,100		iShares MSCI India ETF Put, 11/19/21, Strike $50.00	391,375
940 7,472,060		iShares MSCI South Korea ETF Call, 01/21/22, Strike $82.00	180,950
1,245 28,392,225		iShares Russell 2000 ETF Put, 12/31/21, Strike $216.00	490,530
		SPDR S&P 500 ETF Trust
675 30,999,375		Call, 12/16/22, Strike $535.00	360,787
675 30,999,375		Put, 12/16/22, Strike $400.00	1,420,875
2,250 8,721,000		Xtrackers Harvest CSI 300 China A ETF Call, 01/21/22, Strike $40.00	204,750
			7,560,838
		Total Purchased Options (Cost $14,272,603)	20,751,657

Schedule of Investments October 31, 2021

44 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

TOTAL INVESTMENTS (144.4%) (Cost $846,879,068)		$879,363,966

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-11.5%)		(70,000,000)
LIABILITIES, LESS OTHER ASSETS (-32.9%)		(200,326,071)
NET ASSETS (100.0%)		$609,037,895

Written Options (-0.5%) #
Consumer Discretionary (0.0%)
20 32,600	Altice USA, Inc. Put, 01/21/22, Strike $15.00	(2,450)

Other (-0.5%)
790 30,502,690	Invesco QQQ Trust Series Call, 12/16/22, Strike $410.00	(1,976,185)
675 30,999,375	SPDR S&P 500 ETF Trust Call, 12/16/22, Strike $490.00	(1,263,938)
	Total Written Options (Premium $2,624,992)	(3,242,573)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $88,020,774.

^Security, or portion of security, is on loan.

&Illiquid security.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2021.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $28,847,854.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUDAustralian Dollar

BRLBrazilian Real

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

HUFHungarian Forint

IDRIndonesian Rupiah

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

MXNMexican Peso

NOKNorwegian Krone

PHPPhilippine Peso

PLNPolish Zloty

THBThai Baht

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in US dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE OCTOBER 31, 2021

	Value	% of Total Investments
US Dollar	$635,709,374	72.6%
European Monetary Unit	57,454,359	6.6%
Japanese Yen	33,548,401	3.8%
New Taiwan Dollar	33,341,010	3.8%
Indian Rupee	31,331,699	3.6%
Hong Kong Dollar	26,193,761	3.0%
Canadian Dollar	17,472,045	2.0%
Australian Dollar	6,035,610	0.7%
Swiss Franc	4,651,020	0.5%
Chinese Yuan Renminbi	4,571,141	0.5%
South Korean Won	3,955,321	0.5%
British Pound Sterling	3,872,608	0.4%
Mexican Peso	3,791,017	0.4%
Indonesian Rupiah	3,156,333	0.4%
Philippine Peso	3,012,316	0.3%
South African Rand	1,992,004	0.2%
Brazilian Real	1,522,554	0.2%
Thai Baht	1,305,655	0.2%
Hungarian Forint	1,249,818	0.1%
Norwegian Krone	1,070,969	0.1%
Polish Zloty	884,378	0.1%
Total Investments Net of Written Options	$876,121,393	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 45

Statement of Assets and Liabilities October 31, 2021

ASSETS
Investments in securities, at value (cost $846,879,068)	$879,363,966
Cash with custodian	11,686,655
Receivables:
Accrued interest and dividends	2,255,519
Investments sold	3,216,497
Fund shares sold	213,270
Prepaid expenses	242,065
Other assets	97,482
Total assets	897,075,454

LIABILITIES
Foreign currency overdraft (cost $12,314)	12,314
Options written, at value (premium $2,624,992)	3,242,573
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,800,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $325,387) (Note 8)	69,674,613
Payables:
Notes payable (Note 6)	206,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	225,920
Investments purchased	6,591,940
Affiliates:
Investment advisory fees	738,619
Deferred compensation to trustees	97,482
Trustees’ fees and officer compensation	4,570
Other accounts payable and accrued liabilities	949,528
Total liabilities	288,037,559
NET ASSETS	$609,037,895

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 60,033,831 shares issued and outstanding	$581,276,078
Accumulated distributable earnings (loss)	27,761,817	*
NET ASSETS	$609,037,895
Net asset value per common shares based upon 60,033,831 shares issued and outstanding	$10.14

*Net of deferred foreign capital gains tax of $(701,339).

Statement of Operations Year Ended October 31, 2021

46 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$6,507,472
(Amortization)/accretion of investment securities	(1,688,548)
Net interest	4,818,924
Dividends	10,467,300
Dividend Taxes Withheld	(521,227)
Total investment income	14,764,997

EXPENSES
Investment advisory fees	8,446,711
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	2,741,897
Interest expense on Notes Payable (Note 7)	1,207,399
Dividend or interest expense on short positions	165,371
Custodian fees	157,320
Printing and mailing fees	92,608
Legal fees	84,997
Accounting fees	75,186
Fund administration fees	52,885
Trustees’ fees and officer compensation	44,829
Audit fees	39,098
Transfer agent fees	36,516
Registration fees	15,147
Other	107,007
Total expenses	13,266,971
NET INVESTMENT INCOME (LOSS)	1,498,026

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	69,134,093 (a)
Purchased options	(15,474,882)
Foreign currency transactions	(202,232)
Forward foreign currency contracts	12,368
Written options	(2,598,165)
Short positions	(7,044,832)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	115,598,993 (b)
Purchased options	10,974,332
Foreign currency translations	(10,115)
Written options	(617,581)
Short positions	4,391,436
NET GAIN (LOSS)	174,163,415
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,661,441

(a)Net of foreign capital gains tax of $205,799.

(b)Net of change of $(513,572) in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 47

	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$1,498,026	$8,756,722
Net realized gain (loss)	43,826,350	38,028,767
Change in unrealized appreciation/(depreciation)	130,337,065	10,517,140
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	175,661,441	57,302,629

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(49,991,555)	(49,839,414)
Net decrease in net assets from distributions to common shareholders	(49,991,555)	(49,839,414)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	5,010,614	—
Reinvestment of distributions resulting in the issuance of stock	1,824,432	884,059
Net increase (decrease) in net assets from capital stock transactions	6,835,046	884,059
TOTAL INCREASE (DECREASE) IN NET ASSETS	132,504,932	8,347,274

NET ASSETS
Beginning of year	$476,532,963	$468,185,689
End of year	$609,037,895	$476,532,963

Statement of Cash Flows

48 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Year Ended October 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$175,661,441
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(1,041,349,058)
Net proceeds from disposition of short term investments	8,917,520
Purchases of securities to cover securities sold short	(23,747,006)
Proceeds paid on closing written options	(10,512,862)
Proceeds from disposition of investment securities, including purchased options	1,022,140,514
Proceeds from securities sold short	3,895,165
Premiums received from written options	10,539,689
Amortization and accretion of fixed-income securities	1,688,548
Amortization of offering costs on Mandatory Redeemable Preferred Shares	130,439
Net realized gains/losses from investments, excluding purchased options	(69,340,365)
Net realized gains/losses from capital gains tax	205,799
Net realized gains/losses from purchased options	15,474,882
Net realized gains/losses from short positions	7,044,832
Net realized gains/losses from written options	2,598,165
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(115,598,993)
Change in unrealized appreciation or depreciation on capital gains tax	(513,572)
Change in unrealized appreciation or depreciation on purchased options	(10,974,332)
Change in unrealized appreciation or depreciation on short positions	(4,391,436)
Change in unrealized appreciation or depreciation on written options	617,581
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	938,020
Prepaid expenses	(19,817)
Other assets	(23,333)
Increase/(decrease) in liabilities:
Payables to affiliates	151,777
Other accounts payable and accrued liabilities	565,065
Net cash provided by/(used in) operating activities	$(25,901,337)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	4,797,344
Distributions to shareholders	(48,167,123)
Issuance of Distributions to Mandatory Redeemable Preferred Shareholders	5,010,228
Offering costs on Mandatory Redeemable Preferred Shares	(71,785)
Net increase/(decrease) in due to custodian bank	12,314
(Repayment)/Proceeds from Note payable	53,250,000
Net cash provided by/(used in) financing activities	$14,830,978
Net increase/(decrease) in cash and foreign currency*	$(11,070,359)
Cash, foreign currency and restricted cash at beginning of year	$22,757,014
Cash, foreign currency and restricted cash at end of year	$11,686,655

Supplemental disclosure
Cash paid for interest on Notes Payable	$1,166,145
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$2,731,669
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$1,824,432

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	11,686,655
Restricted cash for short positions	—
Restricted foreign cash for short positions	—
Total cash and restricted cash at period end	$11,686,655

*Includes net change in unrealized appreciation or depreciation on foreign currency of $17.

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   49

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), and the Fund is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies. Under US GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on US securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a US securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a US securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the US market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

Notes to Financial Statements

50   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Discounts from and premiums to the expected maturity/call value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into US dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for US income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   51

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the US and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $97,482 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2021. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2021 were as follows:

	US Government Securities	Other
Cost of purchases	$350,844	$985,322,972
Proceeds from sales	—	967,901,476

The cost basis of investments for federal income tax purposes at October 31, 2021 was as follows:

Cost basis of investments	$847,114,108
Gross unrealized appreciation	104,826,095
Gross unrealized depreciation	(75,818,810)
Net unrealized appreciation (depreciation)	$29,007,285

Note 4 – Income Taxes

For the fiscal year ended October 31, 2021, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(122,656)
Undistributed net investment income/(loss)	8,855,727
Accumulated net realized gain/(loss) on investments	(8,733,071)

Notes to Financial Statements

52   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income	$46,766,256	$52,427,715
Long-term capital gains	5,836,757	—
Return of capital	—	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	2,548,651
Total undistributed earnings	2,548,651
Accumulated capital and other losses	(3,067,760)
Net unrealized gains/(losses)	28,020,606
Total accumulated earnings/(losses)	27,501,497
Other	260,320
Paid-in-capital	581,276,078
Net assets applicable to common shareholders	$609,037,895

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the US dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   53

ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of

Notes to Financial Statements

54   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2021, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$20,751,657	$—
Written options(2)	—	3,242,573
	$20,751,657	$3,242,573

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the year ended October 31, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Forward Contracts	1,281,426
Purchased options	137,599
Written options	11,725

*Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR** (as defined in the SSB Agreement) plus 0.80%. In the event of a Rate Termination Event (as defined in the SSB Agreement), the rate of interest will adjust to the Federal Funds Rate (as defined in the SSB Agreement) plus 0.45%. A commitment fee of 0.10% is payable on any undrawn balance. For the year ended October 31, 2021, the average borrowings under the Agreement were $195.8 million. For the year ended October 31, 2021, the average net interest rate was 0.57%. As of October 31, 2021, the amount of total outstanding borrowings was $206.5 million, which approximates fair value. The net interest rate applicable to the borrowings on October 31, 2021 was 0.55%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral received by SSB on behalf of a Fund is treated as refinancing a portion of the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, the Fund is required to return the value of the collateral to the borrower at the termination

**Effective January 1, 2022, the reference rate will change from Overnight LIBOR to the Overnight Bank Financing Rate (OBFR).

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   55

of the selected securities loan(s). When collateral is returned, SSB may refinance such amount by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund. The composition of advances received by the Fund, as between loans from SSB and collateral for securities lending transactions, does not change the liquidity to the Fund or the outstanding amount for purposes of the accrual of interest. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2021, approximately $143.8 million of securities were on loan ($39.9 million of fixed income securities and $103.9 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

The Fund issued MRPS on August 24, 2021 and September 6, 2017. On August 24, 2021, 1,060,000 MRPS were issued with an aggregate liquidation preference of $26.5 million. Of the 1,060,000 MRPS that were issued, 860,000 MRPS with an aggregate liquidation preference of $21.5 million have a delayed funding date of May 24, 2022. On September 6, 2017, 2,600,000 MRPS were issued with an aggregate liquidation preference of $65.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into five series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2021.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	860	$25	$21,500,000
Series B	9/06/24	4.00%	860	$25	$21,500,000
Series C	9/06/27	4.24%	880	$25	$22,000,000
Series D	8/24/26	2.45%	200	$25	$5,000,000
Series E*	5/24/27	2.68%	860	$25	$21,500,000
				Total	$91,500,000

*Series E MRPS were issued on August 24, 2021, with a delayed funding date of May 24, 2022. Series E MRPS are not included on the Statement of Assets and Liabilities.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, Series A, B, and C of the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. Series A, B, and C of the MRPS have been assigned a rating of `AA-' by Kroll. As of August 24, 2021, the Series D MRP Shares and Series E MRP Shares have each been assigned a rating of `AA-' by Kroll. If the ratings of the MRPS are downgraded, the Fund's dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If the ratings of the MRPS are downgraded, the Fund's dividend expense may increase, as described below. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled

Notes to Financial Statements

56   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. With regard to the Series A MRP Shares, Series B MRP Shares or Series C MRP Shares, so long as any MRP Shares are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRP Shares, unless (1) the Fund has satisfied the MRP Shares Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRP Shares Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRP Shares due on or prior to the date of the transaction have been declared and paid to the holders of MRP Shares and (4) the Fund has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRP Shares Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRP Shares, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRP Shares Overcollateralization Test: So long as Fitch or any other NSRSO, such as Kroll, is then rating any class of the outstanding MRP Shares pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRP Shares’ then-current rating(s) issued by Fitch or such other NSRSO, such as Kroll, by application of the applicable rating agency guidelines.

With regard to Series D MRP Shares and Series E MRP Shares, for so long as any MRP Shares are Outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRP Shares as to dividends or upon liquidation (collectively “non-cash distributions”)) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRP Shares as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRP Shares Asset Coverage Test, (2) full cumulative dividends on the MRP Shares due on or prior to the date of the transaction have been declared and paid to the Holders of MRP Shares, and (3) the Fund has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”).  For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of Preferred Shares.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   57

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 60,033,831 shares outstanding at October 31, 2021. Transactions in common shares were as follows:

	Year ENDED October 31, 2021	YEAR ENDED October 31, 2020
Beginning shares	59,367,858	59,261,624
Shares sold	480,206	—
Shares issued through reinvestment of distributions	185,767	106,234
Ending shares	60,033,831	59,367,858

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the year ended October 31, 2021, the Fund sold shares that were $0.0026 in excess of net asset value at an average sales price of $10.8149.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$82,398,680	$—	$82,398,680
Convertible Bonds	—	216,915,761	—	216,915,761
US Government and Agency Security	—	345,974	—	345,974
Bank Loans	—	11,995,289	—	11,995,289
Convertible Preferred Stocks	40,031,946	6,224,269	—	46,256,215
Common Stocks US	292,452,197	2,344,835	—	294,797,032
Common Stocks Foreign	22,403,449	182,252,335	—	204,655,784
Warrants	101,712	75,902	—	177,614
Preferred Stocks	870,335	199,625	—	1,069,960
Purchased Options	20,751,657	—	—	20,751,657
Total	$376,611,296	$502,752,670	$—	$879,363,966
Liabilities:
Written Options	$3,242,573	$—	$—	$3,242,573
Total	$3,242,573	$—	$—	$3,242,573

Financial Highlights

58   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$8.03	$7.90	$7.98	$9.21	$8.16
Income from investment operations:
Net investment income (loss)*	0.03	0.15	0.17	0.18	0.22
Net realized and unrealized gain (loss)	2.92	0.82	0.59	(0.57)	1.67
Total from investment operations	2.95	0.97	0.76	(0.39)	1.89
Less distributions to common shareholders from:
Net investment income	(0.15)	(0.32)	(0.28)	(0.84)	(0.76)
Net realized gains	(0.69)	(0.52)	(0.14)	—	(0.08)
Return of capital	—	—	(0.42)	—	—
Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Premiums from shares sold in at the market offerings	0.0026	—	—	—	—
Net asset value, end of year	$10.14	$8.03	$7.90	$7.98	$9.21
Market value, end of year	$10.39	$7.80	$8.13	$7.59	$9.13
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	37.46%	14.00%	10.29%	(4.85)%	25.23%
Market value	45.01%	7.60%	19.34%	(8.71)%	41.48%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.27%	2.70%	3.41%	2.97%	2.23%
Net investment income (loss)	0.26%	1.91%	2.12%	1.95%	2.58%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$609,038	$476,533	$468,186	$471,953	$543,275
Portfolio turnover rate	117%	128%	78%	93%	99%
Average commission rate paid	$0.0173	$0.0210	$0.0279	$0.0199	$0.0295
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$70,000	$65,000	$65,000	$65,000	$65,000
Notes Payable (000’s omitted)	$206,500	$153,250	$174,500	$204,000	$160,000
Asset coverage per $1,000 of loan outstanding(c)	$4,288	$4,534	$4,056	$3,632	$4,802
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$316	$267	$272	$285	$295

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.55%, 1.61%, 1.65%, 1.60% and 1.53%, respectively.

(c)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

Report of Independent Registered Public Accounting Firm

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   59

To the shareholders and the Board of Trustees of
Calamos Global Dynamic Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Global Dynamic Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
December 20, 2021

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

60   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 2021,* based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2022, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser’s investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2021. The Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other closed-end funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower

* The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   61

Trustee Approval of Management Agreement (Unaudited)

than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed the Fund’s expenses in light of its performance record and noted that the Fund’s fee rate was within one basis point of the Expense Group median.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

62   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2022, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $5,836,757 as capital gain dividends for the fiscal year ended October 31, 2021.

Under Section 854(b)(2) of the Code, the Fund hereby designates $7,371,562 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2021.

Under Section 854(b)(2) of the Code, the Fund hereby designates 9.54% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2021.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   63

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2007) Term Expires 2023	26

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2007) Lead Independent Trustee (since July 2019) Term Expires 2024	26

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); formerly Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2007) Term Expires 2023	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Variable Fund LLC (2007-2020), and JNL Investors Series Trust (since 2007); Jackson Variable Series Trust (2018-2020); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2015) Term Expires 2022	26

Private Investor; Director, Tech and Energy Transition Corporation (blank check company) (since 2021); Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2022	26

Trustee and Chairman, Datum One Series Trust (since 2020) Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019) Term Expires 2024	26

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019) Term Expires 2023	26	Private investor; formerly, Director of Equities, AllianceBernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 131 portfolios in fund complex.

***Overseeing eighteen portfolios in fund complex.

****Overseeing four portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

64   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2007)	Chief Compliance Officer, Calamos Funds (since 2005)

Daniel Dufresne (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2021 Annual Meeting

The Fund held its annual meeting of shareholders on June 29, 2021. The purposes of the annual meeting were (i) to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, to the Fund's board of trustees for a three-year term, or until the trustee's successor is duly elected and qualified; and (ii) to conduct any other lawful business of the Fund.

Mr. John E. Neal and Ms. Karen L. Stuckey were nominated for reelection as trustee by the holders of the common shares and preferred shares for a three-year term until the 2024 annual meeting or until his or her successor is duly elected and qualified; and each was elected as such by a majority of the outstanding shares as follows:

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD
John E. Neal	51,333,548.395	747,340
Karen L. Stuckey	51,397,132.395	683.756

Messrs. Calamos, Rybak, Toub and Wennlund and Ms. Breen’s terms of office as trustees continued after the meeting.

About Closed-End Funds

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   65

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Level Rate Distribution Policy

66   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains.

There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

Automatic Dividend Reinvestment Plan

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   67

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. BOX 505000

Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHWANR 3083 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2020	10/31/2021
Audit Fees (a)	$26,684	$29,362
Audit-Related Fees(b)	$9,351	$9,699
Tax Fees(c)	$60,495	$51,912
All Other Fees(d)	$—	$—
Total	$96,530	$90,973

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2020	10/31/2021
Registrant	$60,495	$51,912
Investment Adviser	$—	$2,000

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and for Calamos: Founder, Chairman and Global Chief Investment Officer (“CIO”) since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Nick Niziolek joined Calamos in March 2005 and has been a Co-CIO, Head of Global Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Eli Pars joined Calamos in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 to November 2012. Dennis Cogan joined Calamos in March 2005 and since February 2021 has been a Senior Co-Portfolio Manager. From March 2013 to February 2021, he was Co-Portfolio Manager. Between March 2005 and March 2013, he was a senior strategy analyst. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since February 2021 has been a Senior Co-Portfolio Manager. Previously, Mr. Wysocki was a Co-Portfolio Manager from March 2015 to January 2021; sector head from March 2014 to March 2015; a Co-Portfolio Manager from March 2013 to March 2014; and a senior strategy analyst from February 2007 to March 2013.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2021

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	35,543,246,637	5	1,411,657,418	4,688	3,862,886,001
R. Matthew Freund	16	17,722,374,975	1	746,338,157	4,360	3,795,563,782
John Hillenbrand	18	16,103,438,276	5	1,411,657,418	3,671	3,133,231,674
Nick Niziolek	10	10,231,059,157	4	665,319,261	3,215	1,916,438,314
Eli Pars	18	33,035,297,173	5	1,411,657,418	3,615	3,024,739,052
Dennis Cogan	10	10,231,059,157	4	665,319,261	3,215	1,916,438,314
Jon Vacko	19	16,645,921,003	5	1,411,657,418	3,634	3,065,977,905
Joe Wysocki	12	15,443,544,058	4	1,408,353,373	3,057	2,221,077,369

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2021

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	439,526,949	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
John Hillenbrand	2	439,526,949	0	—	0	—
Nick Niziolek	2	439,526,949	0	—	0	—
Eli Pars	2	439,526,949	0	—	0	—
Dennis Cogan	2	439,526,949	0	—	0	—
Jon Vacko	2	439,526,949	0	—	0	—
Joe Wysocki	0	—	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2021, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2021, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance is utilized as one factor in determining the annual discretionary bonus, as well as overall performance of Calamos.

(a)(4) As of October 31, 2021, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos, Sr.	$100,001 - $500,000
R. Matthew Freund	None
John Hillenbrand	None
Nick Niziolek	None
Eli Pars	None
Jon Vacko	None
Dennis Cogan	None
Joe Wysocki	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2021

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 23, 2021